                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-06485

                        SELIGMAN GLOBAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 10/31

Date of reporting period: 10/31

Annual Report
and Prospectus                                                   (SELIGMAN LOGO)

SELIGMAN
GLOBAL SMALLER COMPANIES FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

SELIGMAN GLOBAL SMALLER COMPANIES FUND SEEKS LONG-
TERM CAPITAL APPRECIATION.


This annual report includes a prospectus that
describes in detail the Funds' objectives,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2
Manager Commentary.................    5
The Fund's Long-term Performance...   10
Fund Expenses Example..............   13
Portfolio of Investments...........   16
Statement of Assets and
  Liabilities......................   27
Statement of Operations............   28
Statements of Changes in Net
  Assets...........................   29
Financial Highlights...............   31
Notes to Financial Statements......   36
Report of Independent Registered
  Public Accounting Firm...........   53
Federal Income Tax Information.....   55
Board Members and Officers.........   56
Proxy Voting.......................   60
Results of Meeting of
  Shareholders.....................   61



On June 11, 2009, the Fund's Board of Directors approved in principle the merger of Seligman Global Smaller Companies Fund (the Fund) into RiverSource Partners International Small Cap Fund, a fund whose investment objective is long-term growth of capital. More information about RiverSource Partners International Small Cap Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first quarter 2010, and that a meeting of shareholders to consider the merger will be scheduled for the first or second quarter of 2010.

RIVERSOURCE FAMILY OF FUNDS
Seligman Funds are a part of the RiverSource Family of Funds that includes funds branded "RiverSource,"
"RiverSource Partners," "Seligman" and "Threadneedle."
These funds share the same Board of Directors/Trustees and officers.


--------------------------------------------------------------------------------
                 SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Global Smaller Companies Fund (the Fund) Class A shares gained 34.18%
  (excluding sales charge) for the 12 months ended Oct. 31, 2009.

> The Fund underperformed its benchmark, the S&P Developed Broad Market Index
  Less Than $2 Billion USD, which advanced 39.60% for the period.

> The Lipper Global Small/Mid-Cap Funds Index, representing the Fund's peer group, increased 26.26% over the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Seligman Global Smaller
  Companies Fund Class A
  (excluding sales charge)        +34.18%   -8.89%   +2.05%   +0.52%
---------------------------------------------------------------------
S&P Developed Broad Market Index
  Less Than $2 Billion USD
  (unmanaged)                     +39.60%   -3.48%   +6.13%   +7.55%
---------------------------------------------------------------------
Lipper Global Small/Mid-Cap
  Funds Index                     +26.26%   -4.73%      N/A      N/A
---------------------------------------------------------------------
Lipper Global Small/Mid-Cap
  Funds Average                   +27.86%   -5.35%   +3.81%   +4.41%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index and Average descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting seligman.com or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices and average do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index or an average.


--------------------------------------------------------------------------------
2  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                                   SINCE
Without sales charge        1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  9/9/92)                  +34.18%   -8.89%   +2.05%   +0.52%       N/A
--------------------------------------------------------------------------
Class B (inception
  4/22/96)                 +32.95%   -9.60%   +1.24%   -0.26%       N/A
--------------------------------------------------------------------------
Class C (inception
  5/27/99)                 +33.09%   -9.58%   +1.29%   -0.22%       N/A
--------------------------------------------------------------------------
Class R2 (inception
  4/30/03)                 +33.95%   -9.11%   +1.81%     N/A      +8.20%
--------------------------------------------------------------------------
Class R5 (inception
  11/30/01)                +35.25%   -8.31%   +2.68%     N/A      +3.97%
--------------------------------------------------------------------------

With sales charge
Class A (inception
  9/9/92)                  +26.51%  -10.68%   +0.85%   -0.07%       N/A
--------------------------------------------------------------------------
Class B (inception
  4/22/96)                 +27.95%  -10.28%   +0.96%   -0.26%       N/A
--------------------------------------------------------------------------
Class C (inception
  5/27/99)                 +32.09%   -9.58%   +1.29%   -0.22%       N/A
--------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R2 and Class R5 shares. Class R2 and Class R5 are available to qualifying institutional investors only.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                 SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
                    X     SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Seligman Global Smaller Companies Fund (the Fund) portfolio managers Jamie Rome and Simon Thomas of Wellington Management Company, LLP (Wellington Management), subadviser to the Fund, discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2009.

Dear Shareholders:

Seligman Global Smaller Companies Fund Class A shares gained 34.18% (excluding sales charge) for the 12 month period ending Oct. 31, 2009.

COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Australia                                   3.3%
------------------------------------------------
Belgium                                     1.4%
------------------------------------------------
Bermuda                                     1.2%
------------------------------------------------
Brazil                                      2.9%
------------------------------------------------
Canada                                      3.1%
------------------------------------------------
China                                       0.7%
------------------------------------------------
Denmark                                     0.4%
------------------------------------------------
Finland                                     0.8%
------------------------------------------------
France                                      3.9%
------------------------------------------------
Germany                                     1.3%
------------------------------------------------
Hong Kong                                   1.1%
------------------------------------------------
India                                       0.4%
------------------------------------------------
Italy                                       1.8%
------------------------------------------------
Japan                                      18.6%
------------------------------------------------
Malaysia                                    0.3%
------------------------------------------------
Norway                                      0.3%
------------------------------------------------
Panama                                      0.1%
------------------------------------------------
Singapore                                   0.7%
------------------------------------------------
South Africa                                0.3%
------------------------------------------------
South Korea                                 2.6%
------------------------------------------------
Sweden                                      0.5%
------------------------------------------------
Switzerland                                 2.9%
------------------------------------------------
United Kingdom                             10.6%
------------------------------------------------
United States                              39.5%
------------------------------------------------
Other(2)                                    1.3%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
                 SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


The Fund underperformed its benchmark, the S&P Developed Broad Market Index Less Than $2 Billion USD, which increased 39.60%. The Fund outperformed its peer group, as represented by the Lipper Global Small/Mid-Cap Funds Index, which rose 26.26% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
International equities staged an impressive rally during the annual period overall, but the rebound was one marked by significant volatility. Over the first few months of the fiscal year, countries around the globe were mired in a deep economic downturn. In turn, international equity markets experienced an unprecedented sell-off. Governments across geographies acted jointly and intervened quickly to inject stimulus in an effort to help stabilize the global economy and calm investor fears. Largely as a result of such government programs, economic data slowly improved during the period, and international equity markets welcomed the news by rallying ahead of the official end of the recession in the third quarter of 2009. At the same time, the sheer size of the government intervention caused the U.S. dollar to weaken, providing a further boost to international equity returns. The rally in emerging market equities outpaced the solid rally of their developed counterparts. Still, concerns lingered at the end of the annual period. Corporate profitability and earnings exceeded expectations

TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Temenos Group (Switzerland)                 0.8%
------------------------------------------------
MegaStudy (South Korea)                     0.7%
------------------------------------------------
Chemring Group (United Kingdom)             0.7%
------------------------------------------------
Osaka Securities Exchange (Japan)           0.7%
------------------------------------------------
VT Group (United Kingdom)                   0.7%
------------------------------------------------
Ultra Electronics Holdings (United
  Kingdom)                                  0.7%
------------------------------------------------
Imerys (France)                             0.6%
------------------------------------------------
Square Enix Holdings (Japan)                0.6%
------------------------------------------------
Babcock Intl Group (United Kingdom)         0.6%
------------------------------------------------
GS Engineering & Construction (South
  Korea)                                    0.6%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

but were primarily driven by aggressive cost cutting rather than actual top-line growth. Unemployment continued to rise, and more importantly perhaps, incomes continued to decline globally. The strength and duration of the potential economic recovery remained uncertain.

In the economic sector of consumer discretionary, shares of select retail holdings, including RETAIL VENTURES and DUFRY GROUP, led portfolio holdings higher. Within the financials' sector, real estate companies BRASIL BROKERS (Brazil) and KLEPIERRE (France) contributed positively. Strong stock selection in consumer staples came from Brazilian sugar producer, COSAN, and Korean food maker, CJ CHEILJEDANG, as both benefited from rising commodity prices.

Stock selection within the economic sectors of materials, information technology, and health care detracted from relative performance. Weak stock selection in materials was driven by French specialty chemical producer RHODIA, in information technology by MIPS TECHNOLOGIES, and in health care by U.S.- based, global pharmaceutical company THE MEDICINES.

CHANGES TO THE FUND'S PORTFOLIO
At the sector level, we moved from an underweight to an overweight position in consumer discretionary and industrials, while moving from an overweight to an underweight position in health care. We also reduced our underweight to financials and trimmed our exposure to energy and consumer staples. At the end of the period, the Fund was overweight information technology and consumer discretionary relative to the benchmark, and underweight financials and materials. At the


  International equities staged an impressive rally during the annual period overall, but the rebound was one marked by significant volatility.






--------------------------------------------------------------------------------
                 SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

regional level, the portfolio's underweight to the U.S. has narrowed, as has the overweight to Europe.

OUR FUTURE STRATEGY
Following a sharp rise in equity markets over the past six months, we are positioned with a degree of caution as underlying economic data remain weak. The threat of complete disaster or depression seems to be off the table due to government actions, so there is the potential for continued market strength; however, consumer balance sheets remain weak, unemployment is high, and recent earnings growth has been driven by cost cutting more than top-line strength.

However, our research across all sectors has produced compelling, individual stock ideas. While we largely maintain our neutral geographic positioning, we are currently underweight North America and Asia ex-Japan, and are overweight, Japan and Europe. We have a modest exposure to emerging markets. Positioning is a residual of bottom-up stock selection.

                                     (LOGO)

Wellington Management Company, LLP

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
8  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Global Smaller Companies Fund Class A shares (from 11/1/99 to 10/31/09) as compared to the performance of the S&P Developed Broad Market Index Less Than $2 Billion USD and the Lipper Global Small/Mid-Cap Funds Average. Performance for the Lipper Global Small/Mid-Cap Funds Index is not presented in the graph because it began measuring performance in 2006 and performance information is not available for the entire comparison period. In comparing the Fund's Class A shares to this index and average, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index and average. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting seligman.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN GLOBAL SMALLER COMPANIES FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $12,651    $7,127   $10,435     $9,930
------------------------------------------------------------------------------------------
     Average annual total return                    +26.51%   -10.68%    +0.85%     -0.07%
------------------------------------------------------------------------------------------
S&P DEVELOPED BROAD MARKET INDEX LESS THAN $2 BILLION USD(1)
     Cumulative value of $10,000                    $13,960    $8,992   $13,465    $20,711
------------------------------------------------------------------------------------------
     Average annual total return                    +39.60%    -3.48%    +6.13%     +7.55%
------------------------------------------------------------------------------------------
LIPPER GLOBAL SMALL/MID-CAP FUNDS INDEX(2)
     Cumulative value of $10,000                    $12,626    $8,647       N/A        N/A
------------------------------------------------------------------------------------------
     Average annual total return                    +26.26%    -4.73%       N/A        N/A
------------------------------------------------------------------------------------------
LIPPER GLOBAL SMALL/MID-CAP FUNDS AVERAGE(3)
     Cumulative value of $10,000                    $12,786    $8,479   $12,056    $15,675
------------------------------------------------------------------------------------------
     Average annual total return                    +27.86%    -5.35%    +3.81%     +4.41%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
10  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL SMALLER COMPANIES FUND LINE GRAPH)


                     SELIGMAN GLOBAL
                     SMALLER COMPANIES
                         FUND CLASS       S&P DEVELOPED        LIPPER GLOBAL
                        A (INCLUDES           BMI LT       SMALL/MID-CAP FUNDS
                       SALES CHARGE)        $2B USD(1)           AVERAGE(3)
                     -----------------    -------------    --------------------
10/99                    $ 9,425            $10,000              $10,000
1/00                      11,527             11,013               13,525
4/00                      11,437             11,068               13,934
7/00                      10,886             11,095               13,666
10/00                     10,407             10,552               13,148
1/01                       9,897             10,795               12,683
4/01                       8,801             10,338               11,230
7/01                       8,289             10,114               10,672
10/01                      7,304              9,118                9,243
1/02                       7,520              9,982                9,961
4/02                       7,987             10,777               10,425
7/02                       6,589              9,339                8,772
10/02                      5,887              8,716                8,181
1/03                       5,709              8,899                8,021
4/03                       5,867              9,429                8,416
7/03                       6,969             11,164                9,943
10/03                      7,730             12,958               11,333
1/04                       8,479             14,365               12,384
4/04                       8,682             14,456               12,432
7/04                       8,400             14,321               12,103
10/04                      8,971             15,382               12,888
1/05                       9,969             17,154               14,264
4/05                       9,641             16,671               13,881
7/05                      11,046             18,559               15,375
10/05                     10,914             18,642               15,376
1/06                      12,647             21,864               17,748
4/06                      13,563             23,382               18,981
7/06                      12,360             21,276               17,270
10/06                     13,129             23,036               18,630
1/07                      13,936             24,905               20,202
4/07                      14,836             26,861               21,580
7/07                      14,900             27,656               22,043
10/07                     15,569             29,181               23,561
1/08                      12,902             24,199               19,892
4/08                      13,516             25,056               20,268
7/08                      12,369             23,150               18,548
10/08                      7,400             14,836               12,240
1/09                       6,799             13,492               10,997
4/09                       7,589             15,553               12,297
7/09                       9,437             19,385               14,749
10/09                      9,930             20,711               15,675




(1) The Standard & Poor's Developed Broad Market Index Less Than $2 Billion USD (the "S&P Developed BMI Less Than $2B USD") is an unmanaged benchmark that represents the entire universe of institutionally investable securities with total available market capitalization of at least the local equivalent of U.S. $100 million and not more than U.S. $2 billion. The S&P Developed BMI Less Than $2B USD assumes reinvestment of all distributions, if any and excludes the effect of expenses, fees, sales charges and taxes.
(2) The Lipper Global Small/Mid-Cap Funds Index (the Lipper Index) includes the 10 largest global small and mid-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) The Lipper Global Small/Mid-Cap Funds Average (the Lipper Average) measures the performance of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper's global large-cap floor. The Lipper Average's returns include net reinvested dividends.*
* On Nov. 1, 2009, the Lipper Index replaced the Lipper Average as the Fund's secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average, as described above. This change was made to bring the selection of the Seligman Fund secondary benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on the Lipper Average will be included for a one-year transition period.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE (continued) -----------------------------------

Prior to January 1, 2003, J. & W. Seligman & Co. Incorporated ("Seligman" the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From January 1, 2003 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management has been employed as subadviser to provide portfolio management services for the Fund. From June 2004 to April 2006, Wellington Management delegated a portion of its portfolio management responsibilities in respect of the Fund to its affiliate, Wellington Management International, Ltd.


--------------------------------------------------------------------------------
12  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  THE PERIOD(b)
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,308.50        $12.50         $12.67
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.24        $10.91         $11.06
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,301.30        $16.96         $17.13
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,010.33        $14.82         $14.97
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,302.80        $16.86         $17.03
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,010.43        $14.72         $14.87
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,307.30        $13.19         $13.36
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.64        $11.51         $11.66
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,310.30        $ 9.90         $10.08
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.50        $ 8.64         $ 8.80
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
14  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             2.16%           .03%        2.19%
----------------------------------------------------------------------
Class B                             2.94%           .03%        2.97%
----------------------------------------------------------------------
Class C                             2.92%           .03%        2.95%
----------------------------------------------------------------------
Class R2                            2.28%           .03%        2.31%
----------------------------------------------------------------------
Class R5                            1.71%           .03%        1.74%
----------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Expenses are equal to the annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Oct. 31, 2009: +30.85% for Class A, +30.13% for Class B, +30.28% for Class C, +30.73% for Class R2 and +31.03% for Class R5.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.7%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (3.3%)
AJ Lucas Group                                         98,820                $380,843
Ausenco                                                95,677                 412,316
Bendigo Bank                                           55,450                 449,155
CSR                                                   281,421                 415,809
Karoon Gas Australia                                   69,060(b)              467,477
Whitehaven Coal                                       113,415                 393,002
                                                                      ---------------
Total                                                                       2,518,602
-------------------------------------------------------------------------------------

BELGIUM (1.4%)
Barco                                                   5,413(b)              217,754
Eurofins Scientific                                     6,160(f)              280,043
EVS Broadcast Equipment                                 4,017                 295,356
D'Ieteren                                                 770                 279,104
                                                                      ---------------
Total                                                                       1,072,257
-------------------------------------------------------------------------------------

BERMUDA (1.2%)
Dufry South America                                    15,300                 265,936
Platinum Underwriters Holdings                         10,280                 367,716
Textainer Group Holdings                               20,700(f)              311,742
                                                                      ---------------
Total                                                                         945,394
-------------------------------------------------------------------------------------

BRAZIL (2.9%)
Brasil Brokers Participacoes                          102,300                 354,462
COPASA                                                 20,800                 366,260
Cosan Industria Comercio                               34,500(b)              365,479
General Shopping Brasil                                98,800(b)              399,577
Hypermarcas                                            17,000(b)              341,062
Localiza Rent A Car                                    38,700                 405,575
                                                                      ---------------
Total                                                                       2,232,415
-------------------------------------------------------------------------------------

CANADA (2.8%)
Allen-Vanguard                                        274,000(b,g,h)               --
Gildan Activewear                                      12,700(b)              225,171
Gluskin Sheff+ Associates                              13,500                 236,241
New Gold                                               92,800(b,f)            338,720
Oilsands Quest                                        275,700(b,f)            330,840
Silvercorp Metals                                      78,900                 407,287
Uranium Participation                                  46,900(b)              292,340
Value Creation                                         58,000(b,e)              4,820
Viterra                                                31,700(b)              301,514
                                                                      ---------------
Total                                                                       2,136,933
-------------------------------------------------------------------------------------

CHINA (0.7%)
AsiaInfo Holdings                                      15,700(b,f)            346,342
Shanda Games ADR                                       22,100(b,f)            220,116
                                                                      ---------------
Total                                                                         566,458
-------------------------------------------------------------------------------------

DENMARK (0.4%)
DSV                                                    17,923(b,f)            278,620
-------------------------------------------------------------------------------------

FINLAND (0.8%)
Nokian Renkaat                                         13,999(f)              298,681
Outotec                                                 9,661                 305,535
                                                                      ---------------
Total                                                                         604,216
-------------------------------------------------------------------------------------

FRANCE (3.8%)
APRIL Group                                            12,170(f)              456,347
bioMerieux                                              2,997(f)              332,614
Gameloft                                               55,854(b)              266,054
Imerys                                                 11,078                 607,150
Seche Environnement                                     5,060                 431,171
Sechilienne-Sidec                                      12,817                 518,055
Vilmorin & Cie                                          2,978(f)              326,187
                                                                      ---------------
Total                                                                       2,937,578
-------------------------------------------------------------------------------------

GERMANY (1.2%)
ElringKlinger                                          18,946(f)              372,279
Kontron                                                25,092(f)              298,553
Praktiker Bau-und Heimwerkermaerkte Holding            23,730                 281,573
                                                                      ---------------
Total                                                                         952,405
-------------------------------------------------------------------------------------

HONG KONG (1.1%)
ASM Pacific Technology                                 53,300                 414,367
Sa Sa Intl Holdings                                   846,000                 420,688
                                                                      ---------------
Total                                                                         835,055
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INDIA (0.4%)
Educomp Solutions                                      19,535                $328,911
-------------------------------------------------------------------------------------

ITALY (1.7%)
Bulgari                                                55,556(f)              454,557
DiaSorin                                               14,579                 533,599
Immobiliare Grande Distribuzione                      158,554(f)              341,508
                                                                      ---------------
Total                                                                       1,329,664
-------------------------------------------------------------------------------------

JAPAN (18.6%)
77 Bank                                                55,000                 316,542
ABC-MART                                               15,100(f)              437,672
AIR WATER                                              20,000                 235,749
Asics                                                  41,900                 373,513
Canon Marketing Japan                                  21,300                 345,110
Cosmos Pharmaceutical                                  21,000                 540,379
CyberAgent                                                352                 457,855
Dainippon Screen Mfg                                  126,000(b,f)            535,568
EPS                                                       101                 404,973
Gree                                                      800                  43,868
Haseko                                                210,500(b)              161,580
Hino Motors                                            91,000(f)              336,423
Hitachi Koki                                           32,300(f)              357,556
Hitachi Metals                                         45,000(f)              429,355
HOSHIZAKI ELECTRIC                                     27,900                 396,842
Jafco                                                  15,800                 424,798
Kakaku.com                                                102                 373,003
Kobayashi Pharmaceutical                               10,200(f)              439,014
Kureha                                                 47,000(f)              253,535
Makita                                                 13,200                 437,473
MIURA                                                  15,000(f)              418,915
Modec                                                  22,500                 447,119
Mori Seiki                                             44,800                 485,415
Nabtesco                                               21,000(f)              241,786
Nippon Carbon                                          85,000                 289,956
Nippon Denko                                           68,000(f)              483,760
OPT                                                       199                 256,208
Osaka Securities Exchange                                 139                 667,076
PARCO                                                  29,200                 255,641
POINT                                                   4,920                 290,846
Seven Bank                                                 98                 239,421
Shinko Plantech                                        42,000                 429,190
Square Enix Holdings                                   23,700                 589,988
Sugi Pharmacy                                          10,100                 219,375
Tokyo Ohka Kogyo                                       18,800                 362,231
Toyo Engineering                                       89,000                 296,407
Toyo Tanso                                              6,700(f)              331,193
Tsumura & Co                                           15,700                 540,290
                                                                      ---------------
Total                                                                      14,145,625
-------------------------------------------------------------------------------------

MALAYSIA (0.3%)
Genting Plantations                                    72,500                 129,713
Kulim Malaysia                                         28,300                  61,330
                                                                      ---------------
Total                                                                         191,043
-------------------------------------------------------------------------------------

NORWAY (0.3%)
Norwegian Energy                                       91,000(b)              245,471
-------------------------------------------------------------------------------------

PANAMA (0.1%)
Thunderbird Resorts                                    63,629(b)               58,539
-------------------------------------------------------------------------------------

SINGAPORE (0.7%)
Goodpack                                              241,000(f)              217,829
Indofood Agri Resources                               290,000(b)              346,294
                                                                      ---------------
Total                                                                         564,123
-------------------------------------------------------------------------------------

SOUTH AFRICA (0.3%)
Aquarius Platinum                                      57,384(b)              244,683
-------------------------------------------------------------------------------------

SOUTH KOREA (2.5%)
CJ Cheiljedang                                          2,286                 386,760
GS Engineering & Construction                           6,284                 551,314
MegaStudy                                               3,277                 681,809
Mirae Asset Securities                                  6,213                 324,911
                                                                      ---------------
Total                                                                       1,944,794
-------------------------------------------------------------------------------------

SWEDEN (0.5%)
Bjoern Borg                                            46,467(f)              364,169
-------------------------------------------------------------------------------------

SWITZERLAND (2.9%)
Dufry Group                                             7,293(b,f)            460,674
Logitech Intl                                          22,549(b,f)            384,912
Panalpina Welttransport Holding                         3,299(f)              231,032
Temenos Group                                          32,950(b,f)            752,036
Valiant Holding                                         1,881                 370,597
                                                                      ---------------
Total                                                                       2,199,251
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

UNITED KINGDOM (10.7%)
AMEC                                                   22,735                $299,401
ARM Holdings                                           99,703                 242,180
ASOS                                                   54,375(b)              350,904
Babcock Intl Group                                     59,002                 585,698
Chemring Group                                         15,593                 675,167
Chloride Group                                        134,935                 356,217
Close Brothers Group                                   44,426                 510,821
Connaught                                              53,271                 353,192
Domino's Pizza UK & IRL                                80,333                 401,870
GAME Group                                             84,065                 203,974
Hampson Inds                                          239,520                 284,729
Hunting                                                34,269                 294,331
IG Group Holdings                                      80,249                 396,774
Infinity Bio-Energy                                   340,514(b,e,g,h)             --
James Fisher & Sons                                    39,396                 280,119
Mears Group                                            92,791                 428,449
N Brown Group                                         104,127                 445,114
Rightmove                                              39,574                 341,365
Ultra Electronics Holdings                             28,530                 615,760
VT Group                                               69,318                 616,982
Xchanging                                             112,469                 410,760
                                                                      ---------------
Total                                                                       8,093,807
-------------------------------------------------------------------------------------

UNITED STATES (39.1%)
Acadia Pharmaceuticals                                 67,888(b)               88,254
Akamai Technologies                                    16,300(b,f)            358,600
Allied Nevada Gold                                     24,600(b,f)            234,930
AMCOL Intl                                              9,600(f)              249,984
Ameron Intl                                             4,600                 271,308
AmSurg                                                 18,950(b)              399,277
Anworth Mtge Asset                                     41,600(f)              296,608
Applied Industrial Technologies                        16,700                 337,841
AptarGroup                                              9,200                 324,852
Arena Pharmaceuticals                                  80,315(b,f)            283,512
Ariba                                                  25,200(b,f)            297,864
ARRIS Group                                            25,200(b,f)            258,552
Artio Global Investors                                 14,100(b)              331,491
BPZ Resources                                          42,400(b)              267,120
Brocade Communications Systems                         30,200(b)              259,116
Cal Dive Intl                                          42,800(b)              328,704
Capstead Mtge                                          25,100                 330,316
Carlisle Companies                                      9,100                 282,464
Carpenter Technology                                   13,800                 290,214
Carter's                                               12,300(b)              290,280
Cato Cl A                                              13,400(f)              264,114
Centene                                                19,200(b)              342,336
CIRCOR Intl                                             8,400                 228,900
Cogdell Spencer                                        60,000                 278,400
Comverse Technology                                    32,800(b)              275,028
CRA Intl                                               16,800(b,f)            415,800
Crane                                                   9,300                 259,005
CreXus Investment                                      12,700(b)              180,086
Cubic                                                   6,400                 222,144
Dollar Financial                                       12,800(b,f)            240,256
DSP Group                                              31,800(b)              183,804
DSW Cl A                                               20,900(b)              401,280
Duff & Phelps Cl A                                     15,500(f)              266,445
EF Johnson Technologies                                49,700(b)               67,095
EMCOR Group                                            14,300(b,f)            337,767
Emulex                                                 34,000(b)              343,400
First Busey                                            30,757                 119,030
First Financial Holdings                               15,900(f)              214,491
Flowers Foods                                          14,850(f)              346,896
Flushing Financial                                     30,200                 339,146
Force Protection                                       45,200(b)              198,880
GeoEye                                                 11,000(b,f)            279,070
Great Lakes Dredge & Dock                              51,500                 315,695
Grubb & Ellis                                         179,500(b,f)            267,455
Grubb & Ellis                                           2,200(b,e)            220,000
H&E Equipment Services                                 26,700(b,f)            283,020
Hatteras Financial                                      2,300(f)               64,630
Hudson Valley Holding                                  12,400(f)              310,000
Imation                                                38,400(f)              338,688
Incyte                                                 33,800(b,f)            199,082
Inspire Pharmaceuticals                                44,100(b)              197,127
Integral Systems                                       26,900(b,f)            225,960
Investors Real Estate Trust                            39,700(f)              332,289
Jaguar Mining                                          35,400(b,f)            297,714
JDA Software Group                                     15,700(b)              311,488
Kansas City Life Insurance                              6,700(f)              179,828
King Pharmaceuticals                                   33,900(b)              343,407
Kirby                                                   9,200(b,f)            310,960
Knot                                                   36,328(b,f)            387,620
Lance                                                  13,800                 332,856
Leap Wireless Intl                                     18,900(b,f)            249,858


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED STATES (CONT.)
LHC Group                                              11,200(b,f)           $312,592
Lincoln Educational Services                           16,200(b,f)            321,084
ManTech Intl Cl A                                       6,800(b)              298,248
MAXIMUS                                                 6,200                 286,812
MB Financial                                            8,600(f)              153,768
Medicines                                              45,400(b,f)            326,426
MEDNAX                                                  6,500(b,f)            337,480
MFA Financial                                          41,900(f)              310,898
Michael Baker                                           7,500(b,f)            267,750
NBTY                                                    8,200(b)              298,562
NETGEAR                                                18,200(b)              331,786
Neutral Tandem                                         14,900(b,f)            314,241
Northern Oil and Gas                                   32,000(b)              291,840
Novatel Wireless                                       37,700(b,f)            336,284
Odyssey HealthCare                                     27,000(b)              376,380
OfficeMax                                              29,300(b)              334,899
Old Natl Bancorp                                       29,700                 307,989
OSI Systems                                            16,900(b,f)            331,747
Park Electrochemical                                   12,400                 278,752
Parkervision                                           47,200(b,f)            130,744
Portland General Electric                              16,600                 308,594
Prospect Capital                                       32,200(f)              319,746
Quidel                                                 23,100(b,f)            330,330
Regis                                                  22,800                 370,272
Rentech                                               198,100(b,f)            247,625
ResCare                                                27,100(b)              326,013
Retail Ventures                                        51,700(b,f)            331,397
Rigel Pharmaceuticals                                  57,354(b,f)            367,639
Rosetta Resources                                      23,500(b)              317,955
RSC Holdings                                           40,000(b,f)            269,600
SeaChange Intl                                         32,500(b)              220,025
Shutterfly                                             16,800(b,f)            236,880
SRA Intl Cl A                                          14,000(b)              262,640
Swift Energy                                           13,500(b)              285,930
TAL Intl Group                                         23,700(f)              281,082
Terex                                                  18,400(b,f)            372,048
Titanium Asset Management                              95,000(b,e)            237,500
Trimble Navigation                                      5,400(b,f)            113,238
TTM Technologies                                       23,500(b)              238,995
Unisource Energy                                       11,700                 337,896
Universal Stainless & Alloy Products                   16,400(b,f)            247,476
W&T Offshore                                           25,000(f)              291,250
Westar Energy                                          16,600                 317,890
World Acceptance                                        7,300(b,f)            183,157
Zebra Technologies Cl A                                 9,000(b,f)            225,000
                                                                      ---------------
Total                                                                      29,740,797
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $69,065,163)                                                       $74,530,810
-------------------------------------------------------------------------------------



PREFERRED STOCKS & OTHER (0.5%)(c)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM (--%)
Titanium Asset Management
 Warrants                                              95,000(b,e,g)              $--
-------------------------------------------------------------------------------------

UNITED STATES (0.5%)
Callaway Golf Series B Cv                               2,700(d)              310,986
Oilsands Quest
 Warrants                                              98,350(b,e)             47,734
Rentech
 Warrants                                               7,000(b,e,g)               --
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS & OTHER
(Cost: $268,935)                                                             $358,720
-------------------------------------------------------------------------------------





BONDS (0.3%)(c)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

CANADA (0.3%)
Scorpio Mining Cv
 03-05-11                             7.00%           $238,400(e)            $202,242
-------------------------------------------------------------------------------------

UNITED STATES (--%)
Nova Biosource Fuels
 Sr Secured Cv
 09-30-12                            10.00             948,707(d)               2,372
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,182,593)                                                           $204,614
-------------------------------------------------------------------------------------






                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MONEY MARKET FUND (1.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%               1,020,118(i)         $1,020,118
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,020,118)                                                         $1,020,118
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (23.9%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     18,241,907           $18,241,907
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $18,241,907)                                                       $18,241,907
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $89,778,716)(j)                                                    $94,356,169
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:


                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-----------------------------------------------------------------------
Aerospace & Defense                           3.2%           $2,414,782
Air Freight & Logistics                       0.6               448,861
Auto Components                               0.9               670,960
Biotechnology                                 1.2               938,487
Building Products                             0.4               271,308
Capital Markets                               3.9             2,949,113
Chemicals                                     1.1               851,515
Commercial Banks                              3.0             2,266,502
Commercial Services & Supplies                2.7             2,077,580
Communications Equipment                      2.9             2,181,102
Computers & Peripherals                       1.4             1,059,884
Construction & Engineering                    3.8             2,867,627
Construction Materials                        0.8               607,150
Consumer Finance                              0.6               423,413
Containers & Packaging                        0.4               324,852
Distributors                                  0.8               624,214
Diversified Consumer Services                 2.2             1,702,076
Diversified Financial Services                1.4             1,063,850
Diversified Telecommunication                                   314,241
  Services                                    0.4
Electric Utilities                            1.3               964,380
Electrical Equipment                          1.3               977,366
Electronic Equipment, Instruments &                           1,180,486
  Components                                  1.5
Energy Equipment & Services                   2.0             1,504,414
Entertainment                                 0.4               310,986
Food & Staples Retailing                      1.0               759,754
Food Products                                 3.4             2,597,029
Health Care Equipment & Supplies              1.6             1,196,543


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-----------------------------------------------------------------------
Health Care Providers & Services              2.7%           $2,094,078
Hotels, Restaurants & Leisure                 0.6               460,409
Household Durables                            1.3               956,609
Household Products                            0.4               341,062
Independent Power Producers & Energy                            518,055
  Traders                                     0.7
Industrial Conglomerates                      0.9               698,273
Insurance                                     1.3             1,003,891
Internet & Catalog Retail                     1.4             1,032,898
Internet Software & Services                  1.5             1,163,091
IT Services                                   1.9             1,484,420
Life Sciences Tools & Services                0.9               685,016
Machinery                                     3.9             2,938,214
Marine                                        0.4               310,960
Media                                         1.4             1,055,428
Metals                                        0.3               202,242
Metals & Mining                               4.2             3,224,123
Multiline Retail                              0.8               587,038
Office Electronics                            0.3               225,000
Oil, Gas & Consumable Fuels                   5.0             3,760,694
Other Industry                                 --                 2,372
Personal Products                             1.0               737,576
Pharmaceuticals                               1.8             1,407,250
Professional Services                         0.5               415,800
Real Estate Investment Trusts (REITs)         2.8             2,134,735
Real Estate Management & Development          1.6             1,241,494
Road & Rail                                   0.9               684,195
Semiconductors & Semiconductor                                1,674,472
  Equipment                                   2.2
Software                                      3.6             2,783,888
Specialty Retail                              4.4             3,361,656
Textiles, Apparel & Luxury Goods              2.2             1,707,690
Thrifts & Mortgage Finance                    0.7               553,637
Trading Companies & Distributors              1.9             1,483,285
Water Utilities                               0.5               366,260
Wireless Telecommunication Services           0.3               249,858
Other(1)                                     25.2            19,262,025
-----------------------------------------------------------------------
Total                                                       $94,356,169
-----------------------------------------------------------------------



(1) Cash & Cash Equivalents.



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009



                           CURRENCY TO         CURRENCY TO      UNREALIZED     UNREALIZED
EXCHANGE DATE              BE DELIVERED        BE RECEIVED     APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------
Nov. 2, 2009                       82,503             80,343          $--             $(77)
                              Swiss Franc        U.S. Dollar
------------------------------------------------------------------------------------------
Nov. 2, 2009                      114,551             69,757           --              (75)
                              U.S. Dollar      British Pound
------------------------------------------------------------------------------------------
Nov. 2, 2009                       29,826             41,802            6               --
                              U.S. Dollar   Singapore Dollar
------------------------------------------------------------------------------------------
Nov. 3, 2009                      142,542            101,844          120               --
                         Singapore Dollar        U.S. Dollar
------------------------------------------------------------------------------------------
Nov. 4, 2009                    7,481,678             82,471           --             (649)
                             Japanese Yen        U.S. Dollar
------------------------------------------------------------------------------------------
Nov. 5, 2009                      184,477            168,734        2,760               --
                        Australian Dollar        U.S. Dollar
------------------------------------------------------------------------------------------
Nov. 12, 2009                       8,497              7,962          115               --
                          Canadian Dollar        U.S. Dollar
------------------------------------------------------------------------------------------
Total                                                              $3,001            $(801)
------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2009, the value of these securities amounted to $313,358 or 0.4% of net assets.


--------------------------------------------------------------------------------
22  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Oct. 31, 2009 was $712,296, representing 0.9% of net assets. Information concerning such security holdings at Oct. 31, 2009 is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                 COST
     --------------------------------------------------------------------------
     Grubb & Ellis                               10-23-09              $220,000
     Infinity Bio-Energy                  05-16-06 thru 05-14-07      1,537,569
     Oilsands Quest
       Warrants                           12-04-07 thru 05-01-09             --
     Rentech
       Warrants                                  04-20-07                    --
     Scorpio Mining
       7.00% Cv 2011                             05-02-08               233,886
     Titanium Asset Management                   06-13-07               570,000
     Titanium Asset Management
       Warrants                                  06-13-07                    --
     Value Creation                       08-10-06 thru 04-30-07        591,585


(f) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(g)  Negligible market value.

(h) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(i) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(j) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $96,288,735 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $6,788,854
     Unrealized depreciation                          (8,721,420)
     -----------------------------------------------------------
     Net unrealized depreciation                     $(1,932,566)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
24  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                              --------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Capital Markets               $2,944,293              $--        $4,820       $2,949,113
    Hotels, Restaurants &
     Leisure                         401,870           58,539            --          460,409
    Industrial
     Conglomerates                   689,619            8,654            --          698,273
    Real Estate Management
     & Development                 1,021,494               --       220,000        1,241,494
    All Other
     Industries(a)                30,226,450       38,955,071(b)         --       69,181,521
  Preferred Stocks & Other
    Entertainment                         --          310,986            --          310,986
    All Other
     Industries(a)                    47,734               --            --           47,734
--------------------------------------------------------------------------------------------
Total Equity Securities           35,331,460       39,333,250       224,820       74,889,530
--------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                            --            2,372       202,242          204,614
--------------------------------------------------------------------------------------------
Total Bonds                               --            2,372       202,242          204,614
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                        1,020,118               --            --        1,020,118
  Investments of Cash
    Collateral Received
    for Securities on Loan        18,241,907               --            --       18,241,907
--------------------------------------------------------------------------------------------
Total Other                       19,262,025               --            --       19,262,025
--------------------------------------------------------------------------------------------
Investments in Securities         54,593,485       39,335,622       427,062       94,356,169
Other Financial
  Instruments(d)                          --            2,200            --            2,200
--------------------------------------------------------------------------------------------
Total                            $54,593,485      $39,337,822      $427,062      $94,358,369
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(a) All industry classifications are identified in the Portfolio of Investments.

(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.

(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                       CORPORATE
                                           COMMON        DEBT
                                           STOCKS     SECURITIES      TOTAL
----------------------------------------------------------------------------
Balance as of Oct. 31, 2008                    $--     $144,114     $144,114
  Accrued discounts/premiums                    --           --           --
  Realized gain (loss)                          --           --           --
  Change in unrealized appreciation
    (depreciation)*                       (492,550)      58,128     (434,422)
  Net purchases (sales)                    220,000           --      220,000
  Transfers in and/or out of Level 3       497,370           --      497,370
----------------------------------------------------------------------------
Balance as of Oct. 31, 2009               $224,820     $202,242     $427,062
----------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2009 was ($2,141,649).



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
26  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009

ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $70,516,691)              $ 75,094,144
  Affiliated money market fund (identified cost $1,020,118)           1,020,118
  Investments of cash collateral received for securities on loan
    (identified cost $18,241,907)                                    18,241,907
-------------------------------------------------------------------------------
Total investments in securities (identified cost $89,778,716)        94,356,169
Foreign currency holdings (identified cost $417)                            408
Capital shares receivable                                               296,420
Dividends and accrued interest receivable                               186,689
Receivable for investment securities sold                             1,328,149
Unrealized appreciation on forward foreign currency contracts             3,001
-------------------------------------------------------------------------------
Total assets                                                         96,170,836
-------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                         220,000
Capital shares payable                                                  119,956
Payable for investment securities purchased                           1,119,940
Payable upon return of securities loaned                             18,241,907
Unrealized depreciation on forward foreign currency contracts               801
Accrued investment management services fees                               2,033
Accrued distribution fees                                                 1,068
Accrued transfer agency fees                                             64,400
Accrued administrative services fees                                        171
Accrued plan administration services fees                                     9
Other accrued expenses                                                   94,533
Other payables                                                               17
-------------------------------------------------------------------------------
Total liabilities                                                    19,864,835
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 76,306,001
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $      7,340
Additional paid-in capital                                          149,944,250
Net investment income                                                   168,370
Accumulated net realized gain (loss)                                (78,393,368)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          4,579,409
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 76,306,001
-------------------------------------------------------------------------------



* Including securities on
  loan, at value            $16,948,182
---------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $49,066,364            4,434,007                      $11.07(1)
Class B                     $ 1,814,775              197,153                      $ 9.20
Class C                     $23,310,950            2,519,828                      $ 9.25
Class R2                    $ 1,350,351              124,044                      $10.89
Class R5                    $   763,561               65,022                      $11.74
----------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $11.75. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  1,376,830
Interest                                                                 63,639
Income distributions from affiliated money market fund                    1,836
Income from securities lending -- net                                    17,642
  Less foreign taxes withheld                                           (31,730)
-------------------------------------------------------------------------------
Total income                                                          1,428,217
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     800,616
Distribution fees
  Class A                                                               116,307
  Class B                                                                16,981
  Class C                                                               203,513
  Class R2                                                                3,872
Transfer agency fees
  Class A                                                               317,271
  Class B                                                                11,816
  Class C                                                               137,350
  Class R2                                                                3,259
  Class R5                                                               27,826
Administrative services fees                                             21,642
Plan administration services fees -- Class R2                             1,175
Compensation of board members                                             2,437
Custodian fees                                                          131,891
Printing and postage                                                     56,431
Registration fees                                                        88,535
Professional fees                                                        47,159
Other                                                                    12,300
-------------------------------------------------------------------------------
Total expenses                                                        2,000,381
-------------------------------------------------------------------------------
Investment income (loss) -- net                                        (572,164)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (63,751,579)
  Foreign currency transactions                                         (85,110)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (63,836,689)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 80,115,144
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                16,278,455
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 15,706,291
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                        2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   (572,164) $    (271,997)
Net realized gain (loss) on investments                             (63,836,689)   (13,245,766)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
    currencies                                                       80,115,144   (105,000,158)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      15,706,291   (118,517,921)
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                                  --    (13,160,457)
    Class B                                                                  --       (866,033)
    Class C                                                                  --     (1,321,536)
    Class D*                                                                N/A     (5,278,857)
    Class R2                                                                 --        (68,643)
    Class R5                                                                 --     (5,817,179)
----------------------------------------------------------------------------------------------
Total distributions                                                          --    (26,512,705)
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED OCT. 31,                                                        2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  5,037,535  $   7,378,990
  Class B shares                                                         93,492        173,682
  Class C shares                                                      2,419,223      1,867,535
  Class D shares*                                                           N/A      1,861,470
  Class R2 shares                                                       792,541        417,328
  Class R5 shares                                                     1,385,101      3,133,991
Reinvestment of distributions at net asset value
  Class A shares                                                             --     10,792,230
  Class B shares                                                             --        792,446
  Class C shares                                                             --      1,277,247
  Class D shares*                                                           N/A      5,007,122
  Class R2 shares                                                            --         68,644
  Class R5 shares                                                            --      5,814,864
Conversions from Class B to Class A
  Class A shares                                                        221,143      1,030,940
  Class B shares                                                       (221,143)    (1,030,940)
Conversions from Class D to Class C
  Class C shares                                                            N/A     37,054,761
  Class D shares*                                                           N/A    (37,054,761)
Payments for redemptions
  Class A shares                                                    (20,495,924)   (22,066,383)
  Class B shares                                                       (377,679)    (1,683,611)
  Class C shares                                                     (5,987,086)    (5,835,244)
  Class D shares*                                                           N/A     (5,362,385)
  Class R2 shares                                                      (163,115)      (117,524)
  Class R5 shares                                                   (25,026,669)    (2,041,885)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (42,322,581)     1,478,517
----------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note 10)                        1,495,518        175,439
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (25,120,772)  (143,376,670)
Net assets at beginning of year                                     101,426,773    244,803,443
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 76,306,001  $ 101,426,773
----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $    168,370  $     (68,432)
----------------------------------------------------------------------------------------------


*   Effective May 16, 2008, Class D shares converted to Class C shares.

Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.25       $19.54      $18.78      $16.63      $13.67
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.06)        (.02)       (.04)       (.08)       (.09)
Net gains (losses) (both realized and
 unrealized)(a)                                      2.71        (9.22)       3.11        2.66        3.05
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.65        (9.24)       3.07        2.58        2.96
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note
 10)                                                  .17(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.07        $8.25      $19.54      $18.78      $16.63
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       34.18%(b)   (52.47%)(c)  18.59%      20.30%      21.65%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.35%        1.91%       1.79%       1.82%       1.98%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.56%)       (.13%)      (.19%)      (.43%)      (.57%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $49          $50        $126        $119        $111
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.92       $16.85      $16.61      $14.93      $12.38
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)        (.11)       (.15)       (.19)       (.18)
Net gains (losses) (both realized and
 unrealized)(a)                                      2.25        (7.77)       2.70        2.30        2.73
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.13        (7.88)       2.55        2.11        2.55
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note
 10)                                                  .15(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.20        $6.92      $16.85      $16.61      $14.93
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       32.95%(b)   (52.82%)(c)  17.77%      19.40%      20.60%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      3.12%        2.66%       2.54%       2.57%       2.73%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.33%)       (.88%)      (.94%)     (1.18%)     (1.32%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $2          $7         $10         $17
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.95       $16.91      $16.67      $14.98      $12.40
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)        (.10)       (.15)       (.19)       (.19)
Net gains (losses) (both realized and
 unrealized)(a)                                      2.27        (7.81)       2.70        2.31        2.77
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.15        (7.91)       2.55        2.12        2.58
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note
 10)                                                  .15(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.25        $6.95      $16.91      $16.67      $14.98
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       33.09%(b)   (52.80%)(c)  17.70%      19.41%      20.81%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      3.09%        2.66%       2.54%       2.57%       2.73%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.30%)       (.88%)      (.94%)     (1.18%)     (1.32%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $23          $21          $8          $7          $6
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R2*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.13       $19.34      $18.65      $16.56      $13.64
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.07)        (.05)       (.08)       (.12)       (.13)
Net gains (losses) (both realized and
 unrealized)(a)                                      2.66        (9.11)       3.08        2.64        3.05
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.59        (9.16)       3.00        2.52        2.92
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note
 10)                                                  .17(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.89        $8.13      $19.34      $18.65      $16.56
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       33.95%(b)   (52.62%)(c)  18.30%      20.00%      21.41%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      2.46%        2.16%       2.04%       2.07%       2.23%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.69%)       (.38%)      (.44%)      (.68%)      (.82%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $--          $1         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R5*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.68       $20.34      $19.36      $17.02      $13.91
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)         .07         .08         .03         .01
Net gains (losses) (both realized and
 unrealized)(a)                                      2.90        (9.68)       3.21        2.74        3.10
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.88        (9.61)       3.29        2.77        3.11
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.06)      (2.31)       (.43)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements (Note
 10)                                                  .18(b)       .01(c)       --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.74        $8.68      $20.34      $19.36      $17.02
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       35.25%(b)   (52.20%)(c)  19.24%      20.99%      22.36%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.69%        1.28%       1.21%       1.26%       1.36%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.15%)        .50%        .38%        .13%        .05%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $28         $57         $12         $10
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              140%          84%         72%         68%         76%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
* Effective June 13, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively.
(a) Certain per share amounts for periods prior to November 1, 2006 were reclassified to conform to the current period's presentation.
(b) During the year ended Oct. 31, 2009, the Fund received proceeds from regulatory settlements (see Note 10 to the Financial Statements). Had the Fund not received these proceeds, the total return would have been lower by 2.11%.
(c) In June 2008, the Global Smaller Companies Fund received its portion of the proceeds from a regulatory settlement between an unaffiliated third party and the SEC, which increased the total return by 0.09%.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Global Smaller Companies Fund (the Fund) is a series of Seligman Global Fund Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company and has 400 million authorized shares of capital stock. The Fund generally invests in equity securities of smaller U.S. and non-U.S. companies.

The Fund offers Class A, Class B, Class C, Class R2 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Effective June 13, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively. Class R2 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Prior to June 13, 2009, Class R shares (redesignated to Class R2 shares) charged a 1% CDSC on shares sold within one year of initial purchase.

Effective May 16, 2008, Class D shares converted to Class C shares and as of that date the Fund no longer offers Class D shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
36  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments), as administrator to the Funds, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations, primarily Canadian dollars.

ILLIQUID SECURITIES
At Oct. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2009 was $712,296 representing 0.93% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course

--------------------------------------------------------------------------------
38  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Foreign exchange     Unrealized                       Unrealized
  contracts          appreciation on                  depreciation on
                     forward foreign                  forward foreign
                     currency contracts     $3,001    currency contracts      $801
-------------------------------------------------------------------------------------------
Total                                       $3,001                            $801
-------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
40  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2009


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                          $16,369
------------------------------------------------------------------------------
Total                                               $16,369
------------------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                    INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                           $136
------------------------------------------------------------------------------
Total                                                $136
------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $600,000 at Oct. 31, 2009. The monthly average gross notional amount for these contracts was $300,000 for the year ended Oct. 31, 2009. The fair value of these contracts on Oct. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
On Nov. 7, 2008, RiverSource Investments announced the closing of its acquisition (the Acquisition) of J&W. Seligman & Co. Incorporated (JWS). With the Acquisition completed and the shareholders of the Funds having previously approved (at a Special meeting held in November 2008) a new Investment Management Services Agreement between RiverSource Investments and the Fund, RiverSource Investments is the new Investment Manager of the Fund effective Nov. 7, 2008.

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. Effective June 29, 2009, the management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.95% to 0.85% as the Fund's assets increase.

Prior to June 29, 2009, the Investment Manager received an annual fee equal to a percentage of the fund's average daily net assets that declined from 1.00% to 0.90% as the Fund's assets increased. The management fee for the year ended Oct. 31, 2009 was 0.98% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on June 29, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


more information. For the year ended Oct. 31, 2009, RiverSource Investments and JWS received $783,838 and $16,778 in management fees, respectively.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Wellington Management Company, LLP to subadvise the assets of the Fund.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective June 29, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee was 0.03% of the Fund's average daily net assets for the year ended Oct. 31, 2009. Prior to June 29, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on June 29, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent. Prior to Nov. 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Fund.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $729.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. Effective June 15, 2009, the Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also

--------------------------------------------------------------------------------
42  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees were $1,360,892 for the period from June 15, 2009 through Oct. 31, 2009, which are included in the transfer agency fees in the Statement of Operations.

Prior to June 15, 2009, Seligman Data Corp. (SDC), owned by six associated investment companies provided shareholder servicing and transfer agency services to the Fund, as well as certain other Seligman funds. In January 2009, the Board approved the Fund's termination of the shareholder servicing and transfer agency relationship with SDC and the engagement of RiverSource Service Corporation to provide shareholder servicing and transfer agency services. As a result of the Board's termination of the shareholder servicing and transfer agency relationship with SDC (which was SDC's sole business), SDC has exited the transfer agent business, effective June 15, 2009.

For the period from Nov. 1, 2008 to June 15, 2009, SDC charged the Fund $258,769 for shareholder account and transfer agent services in accordance with a methodology approved by the Fund's Board. Class R5 shares (formerly designated Class I shares prior to June 13, 2009) received more limited shareholder services than the Fund's other classes of shares. SDC did not allocate to Class R5 the costs of any of its departments that did not provide services to the Class R5 shareholders. Costs of SDC directly attributable to the other classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class R5 shares were charged to Class R5. The remaining charges were allocated to all classes by SDC pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

In connection with the termination of the Fund's relationship with SDC, the Fund incurred certain non-recurring charges including charges relating to the remaining periods of SDC's leases (the Non-Recurring Charges). These Non-Recurring Charges were incurred over a period from Jan. 28, 2009 to June 12, 2009, and amounted to $121,118 or 0.15% of the Fund's average daily net assets for the year ended Oct. 31, 2009. These Non-Recurring Charges are included in transfer agency fees in the Statement of Operations.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by SDC,

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


including the payment of rent by SDC (the Guaranty). The lease and the related Guaranty expire in January 2019. As of Oct. 31, 2009, the Fund's total potential future obligation under the Guaranty over the life of the Guaranty is $123,990. The liability remaining at Oct. 31, 2009 for Non-Recurring Charges amounted to $63,528 and is included within accrued transfer agency fees in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement, effective June 15, 2009, the Fund pays the Transfer Agent an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The fund has an agreement with RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% was reimbursed for distribution expenses. For Class R shares (redesignated Class R2 shares on June 13, 2009), of the 0.50% fee, up to 0.25% of the fee was reimbursed for distribution expenses. The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for the Fund was approximately $28,000, $3,842,000, and $35,000 for Class B, Class C and Class R (redesignated Class R2 on June 13,
2009) shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing the Fund's shares were $442 for Class A, $2,413 for Class B and $2,548 for Class C shares for the year ended Oct. 31, 2009. Effective June 13, 2009, the 1% CDSC was eliminated for Class R2 shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $111,034,884 and $148,210,262, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
44  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the fund for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2009       2008(A)
------------------------------------------------------------------
CLASS A
Sold                                           541,589     518,475
Converted from Class B(b)                       25,555      74,235
Reinvested distributions                            --     654,358
Redeemed                                    (2,220,050) (1,583,334)
------------------------------------------------------------------
Net increase (decrease)                     (1,652,906)   (336,266)
------------------------------------------------------------------

CLASS B
Sold                                            13,654      14,571
Reinvested distributions                            --      56,699
Converted to Class A(b)                        (30,806)    (88,066)
Redeemed                                       (51,095)   (146,260)
------------------------------------------------------------------
Net Increase (decrease)                        (68,247)   (163,056)
------------------------------------------------------------------

CLASS C
Sold                                           322,566     164,741
Converted from Class D(c)                          N/A      95,475
Reinvested distributions                            --   2,794,477
Redeemed                                      (817,795)   (536,339)
------------------------------------------------------------------
Net Increase (decrease)                       (495,229)  2,518,354
------------------------------------------------------------------

CLASS D
Sold                                               N/A     144,712
Reinvested distributions                           N/A     353,860
Converted to Class C(c)                            N/A  (2,798,698)
Redeemed                                           N/A    (421,016)
------------------------------------------------------------------
Net Increase (decrease)                            N/A  (2,721,142)
------------------------------------------------------------------

CLASS R2(d)
Sold                                            86,287      29,377
Reinvested distributions                            --       4,245
Redeemed                                       (18,850)     (9,081)
------------------------------------------------------------------
Net Increase (decrease)                         67,437      24,541
------------------------------------------------------------------

CLASS R5(d)
Sold                                           166,173     226,419
Reinvested distributions                            --     337,495
Redeemed                                    (3,322,869)   (146,295)
------------------------------------------------------------------
Net Increase (decrease)                     (3,156,696)    417,619
------------------------------------------------------------------


(a) Certain line items from the prior year have been renamed to conform to the current year presentation.
(b) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c) Effective May 16, 2008, Class D shares converted to Class C shares.
(d) Effective June 13, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $16,948,182 were on loan, secured by cash collateral of $18,241,907 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $17,642 earned from securities lending for the year ended Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $13,627,281 and $12,607,163,

--------------------------------------------------------------------------------
46  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing the prior credit facilities. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to the Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

For the period from June 17, 2009 through to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to the Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

Prior to June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings during the year ended Oct. 31, 2009.

10. PROCEEDS FROM REGULATORY SETTLEMENTS

During the year ended Oct. 31, 2009, as a result of settlements of administrative proceedings brought by the Securities and Exchange Commission against unaffiliated third parties relating to market timing and/or late trading of mutual funds, the Fund received $945,518, which represented the Fund's portion of the proceeds from the settlements (the Fund was not a party to the proceedings). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino entered into a stipulation of settlement with the Office of the Attorney General of the State of New York
(NYAG) and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $550,000 to the Fund. The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $808,966 and accumulated net realized loss has been increased by $60,871 resulting in net reclassification adjustments to decrease paid-in capital by $748,095.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                           2009      2008
---------------------------------------------------------------
Ordinary income.............................   $--  $ 8,789,308
Long-term capital gain......................    --   17,723,397




--------------------------------------------------------------------------------
48  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

At Oct. 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income..................  $    473,334
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(72,186,731)
Unrealized appreciation (depreciation).........  $ (1,932,192)


For federal income tax purposes, the Fund had a capital loss carry-over of $72,186,731 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:

    2016           2017
-----------    -----------
$12,733,602    $59,453,129


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over have been offset or expire. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

The Board of Directors of Seligman Global Smaller Companies Fund has approved in principle the proposed merger of the Fund into RiverSource Partners International Small Cap Fund. At a Special Meeting of Shareholders scheduled to be held during the first quarter of 2010, shareholders will vote on the proposal.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
50  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial

--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
52  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN GLOBAL SMALLER COMPANIES FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Global Smaller Companies Fund (the
Fund) (one of the portfolios constituting the Seligman Global Fund Series, Inc.) as of October 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through October 31, 2008, were audited by other auditors whose report dated December 30, 2008, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Global Smaller Companies Fund of the Seligman Global Fund Series, Inc. at October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
54  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION  ------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2009

INCOME DISTRIBUTIONS -- the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      100%
    Dividends Received Deduction for corporations................    65.12%
    U.S. Government Obligations..................................     0.00%
    Foreign Taxes Paid...........................................  $ 75,127
    Foreign Source Income........................................  $527,535


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
56  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
58  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  59

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds (for RiverSource and Threadneedle Funds) or Seligman.com (for Seligman Funds); or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
60  SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS  --------------------------------------------

Seligman Global Smaller Companies Fund

SPECIAL MEETING OF SHAREHOLDERS HELD ON JUNE 2, 2009
(UNAUDITED)

A brief description of the proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal is set forth below. A vote is based on total number of shares outstanding in the Fund.

To approve a policy authorizing RiverSource Investments, LLC, with the approval of the Board of Directors, to enter into and materially amend a subadvisory agreement, without obtaining shareholder approval.

 SHARES VOTED    SHARES VOTED                     BROKER
    "FOR"          "AGAINST"     ABSTENTIONS    NON-VOTES
---------------------------------------------------------
3,932,328.938     549,616.792    186,789.821      0.000
---------------------------------------------------------




--------------------------------------------------------------------------------
                SELIGMAN GLOBAL SMALLER COMPANIES FUND -- 2009 ANNUAL REPORT  61

SELIGMAN GLOBAL SMALLER COMPANIES FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Seligman mutual funds are part of the
                           RiverSource Family of Funds, and are distributed by
                           RiverSource Fund Distributors, Inc., Member FINRA, and
                           managed by RiverSource Investments, LLC. RiverSource and
                           Threadneedle are part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)            (C)2009 RiverSource Investments, LLC.                             SL-9923 A (12/09)

Annual Report
and Prospectus                                                   (SELIGMAN LOGO)

SELIGMAN
GLOBAL TECHNOLOGY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

SELIGMAN GLOBAL TECHNOLOGY FUND SEEKS TO PROVIDE
LONG-TERM CAPITAL APPRECIATION.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2
Manager Commentary.................    5
The Fund's Long-term Performance...   10
Fund Expenses Example..............   13
Portfolio of Investments...........   16
Statement of Assets and
  Liabilities......................   22
Statement of Operations............   24
Statements of Changes in Net
  Assets...........................   26
Financial Highlights...............   27
Notes to Financial Statements......   32
Report of Independent Registered
  Public Accounting Firm...........   53
Federal Income Tax Information.....   55
Board Members and Officers.........   56
Proxy Voting.......................   60



RIVERSOURCE FAMILY OF FUNDS
Seligman Funds are a part of the RiverSource Family of Funds that includes funds branded "RiverSource,"
"RiverSource Partners," "Seligman" and "Threadneedle."
These funds share the same Board of Directors/Trustees and officers.


--------------------------------------------------------------------------------
                        SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Global Technology Fund (the Fund) Class A shares gained 40.19%
  (excluding sales charge) for the 12 months ended Oct. 31, 2009.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  (MSCI) World Information Technology (IT) Index (MSCI World IT Index), which advanced 27.89% for the period.

> The Morgan Stanley Capital International (MSCI) World Index (MSCI World Index) returned 19.21% for the period.

> The Lipper Global Science & Technology Funds Index, representing the Fund's peer group, increased 41.76% over the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------

                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Seligman Global Technology Fund
  Class A (excluding sales
  charge)                         +40.19%   +2.28%   +7.47%   -0.27%
---------------------------------------------------------------------
MSCI World IT Index (unmanaged)   +27.89%   -3.32%   +1.39%   -6.22%
---------------------------------------------------------------------
MSCI World Index (unmanaged)      +19.21%   -5.51%   +3.20%   +0.71%
---------------------------------------------------------------------
Lipper Global Science &
  Technology Funds Index          +41.76%   -0.23%   +3.74%      N/A
---------------------------------------------------------------------
Lipper Global Science &
  Technology Funds Average        +37.04%   -1.62%   +3.03%   -2.68%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for index and average descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting seligman.com or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices and average do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index or an average.


--------------------------------------------------------------------------------
2  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                                   SINCE
Without sales charge        1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  5/23/94)                 +40.19%   +2.28%   +7.47%   -0.27%      N/A
--------------------------------------------------------------------------
Class B (inception
  4/22/96)                 +39.16%   +1.52%   +6.65%   -1.04%      N/A
--------------------------------------------------------------------------
Class C (inception
  5/27/99)                 +39.02%   +1.52%   +6.66%   -1.02%      N/A
--------------------------------------------------------------------------
Class I (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +6.17%**
--------------------------------------------------------------------------
Class R2 (inception
  4/30/03)                 +39.85%   +2.03%   +7.18%     N/A     +9.45%
--------------------------------------------------------------------------
Class R3 (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +6.07%**
--------------------------------------------------------------------------
Class R4 (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +6.10%**
--------------------------------------------------------------------------
Class R5 (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +6.17%**
--------------------------------------------------------------------------

With sales charge
Class A (inception
  5/23/94)                 +32.11%   +0.28%   +6.21%   -0.87%      N/A
--------------------------------------------------------------------------
Class B (inception
  4/22/96)                 +34.16%   +0.54%   +6.33%   -1.04%      N/A
--------------------------------------------------------------------------
Class C (inception
  5/27/99)                 +38.02%   +1.52%   +6.66%   -1.02%      N/A
--------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.

 *For classes with less than 10 years performance.
**Not annualized.


--------------------------------------------------------------------------------
                        SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                    X     MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.






International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations, government regulation, and limited liquidity as compared to other investments. In addition, the Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. See the Fund's prospectus for information on these and other risks associated with the Fund.


--------------------------------------------------------------------------------
4  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders:

Seligman Global Technology Fund (the Fund) Class A shares gained 40.19% (excluding sales charge) for the 12 month period ending Oct. 31, 2009. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index (MSCI World IT Index), which increased 27.89%. The Morgan Stanley Capital International (MSCI) World Index (MSCI World Index) returned 19.21% for the period. The Fund underperformed its peer group, as represented by the Lipper Global Science & Technology Funds Index, which rose 41.76% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
International equities staged an impressive rally during the annual period overall, but the rebound was one marked by significant volatility. Over the first few months of the fiscal year, countries around the globe were mired in a deep economic downturn. In turn, international equity markets experienced an unprecedented sell-off. Governments across geographies acted jointly and intervened quickly to inject stimulus in an effort to help stabilize the global economy and calm investor fears. Largely as a result of such government programs, economic data slowly improved during the period, and international equity markets welcomed the news by rallying ahead of the official end of the recession in the third quarter of 2009. At the same time, the sheer size of the government intervention caused the

SECTOR DIVERSIFICATION(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Financials                                  0.8%
------------------------------------------------
Health Care                                 1.1%
------------------------------------------------
Information Technology                     89.9%
------------------------------------------------
Telecommunication Services                  2.1%
------------------------------------------------
Other(2)                                    6.1%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                        SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

U.S. dollar to weaken, providing a further boost to international equity returns. The rally in emerging market equities outpaced the solid rally of their developed counterparts. Still, concerns lingered at the end of the annual period. Corporate profitability and earnings exceeded expectations but were primarily driven by aggressive cost cutting rather than actual top-line growth. Unemployment continued to rise, and more importantly perhaps, incomes continued to decline globally. The strength and duration of the potential economic recovery remained uncertain.

The rally staged in early 2009 by technology companies gained momentum and spread across sectors as 2009 unfolded. Equity markets worldwide began to revive in March 2009 in a swift and sweeping recovery that continued through September 30, 2009 as investor confidence found positive ground and risk appetite returned. Within technology, inventory replenishment was a predominant theme driving the recovery.

The Fund's largest allocation during the period was to software, specifically application software and systems software. The Fund's weighting in systems software was in-line with that of its benchmark during the period, but the weighting in application software was

TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Check Point Software Technologies           4.7%
------------------------------------------------
Synopsys                                    4.5%
------------------------------------------------
Amdocs                                      4.3%
------------------------------------------------
Symantec                                    4.3%
------------------------------------------------
NetApp                                      4.0%
------------------------------------------------
Apple                                       3.6%
------------------------------------------------
Open Text                                   3.6%
------------------------------------------------
Hewlett-Packard                             3.2%
------------------------------------------------
Microsoft                                   3.2%
------------------------------------------------
Parametric Technology                       3.1%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


considerably higher than that of the benchmark. Strong stock selection within software resulted in significant outperformance versus the benchmark. Standout individual contributors within software included CHECK POINT SOFTWARE TECHNOLOGIES (Israel, systems software) and BMC SOFTWARE (US, systems software). Israel-based Check Point Software Technologies, which provides security software and appliances for corporate networks and service providers, did a very accretive acquisition that closed early in the first half of the period, and we continue to be optimistic about their business. US-based BMC Software saw an uptick in its stock price on better-than-expected results during the fiscal period as operating expenses fell and bookings grew. BMC, which makes system and service business management software, also revised upward its fiscal 2010 profit outlook.

The Fund enjoyed strong gains in the communications equipment industry, both on an absolute basis as well as compared to the benchmark. Stock selection enabled the Fund to outstrip the benchmark, despite a sizable underweighting in the industry compared to the benchmark. Within computer storage and peripherals, the effect of the Fund's allocation had a much stronger impact on the Fund's relative outperformance than stock selection. This area was the strongest performing within the benchmark -- up over 50% for the fiscal year -- and the Fund's overweight compared to the benchmark was rewarded.

IT consulting and other services was an area in which the Fund did not capture results as strong as the benchmark. The Fund was overweight, relative


  International equities staged an impressive rally during the annual period overall, but the rebound was one marked by significant volatility.






--------------------------------------------------------------------------------
                        SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


to the benchmark, but stock selection caused performance to lag. AMDOCS and ROLTA INDIA were notable detractors during the fiscal year.

CHANGES TO THE FUND'S PORTFOLIO
From a regional perspective, the U.S. continued to be the largest geographical allocation for the Fund, with an average weighting close to 70%. The Fund continued to maintain allocations in emerging Asia, an area in which the benchmark does not invest, though they were decreased slightly.

From an industry perspective, the allocation to software remained the largest weighting, increasing minimally throughout the course of the fiscal year. Within an environment of tight corporate spending, we continued to focus on software as an area that would benefit as IT managers sought lower cost projects with demonstrable returns on investment. Themes such as data security and tighter regulation and compliance drew us to security software. Exposure to computer hardware was increased, while the Fund's semiconductor allocation decreased.

OUR FUTURE STRATEGY
We are cautiously optimistic as we gauge the longer-term prospects of the current recovery. Consumer spending, especially related to the big-ticket items that have helped drive growth in previous years, will likely continue to remain under pressure. Corporate budgets have been tight, and we expect project spending to remain extremely selective. Telecommunications companies are suffering in the low consumer demand environment as well. We do see the potential for growth in government tech spending, but we expect it will be modest at best. There will be select opportunities to take advantage of current volatility to add stocks at attractive prices. Historically, technology has performed relatively well when the economy is recovering, and because of the sector's strong relative fundamental health, we believe it is poised to benefit as the market recovery continues.



--------------------------------------------------------------------------------
8  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(PHOTO - RICHARD PAROWER)              (PHOTO - AJAY DIWAN)                   (PHOTO - BENJAMIN LU)

Richard Parower, CFA                   Ajay Diwan                             Benjamin Lu, CFA
Portfolio Manager                      Portfolio Manager                      Portfolio Manager





(PHOTO - REEMA SHAH)                   (PHOTO - PAUL WICK)

Reema Shah                             Paul Wick
Portfolio Manager                      Portfolio Manager





Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                        SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Global Technology Fund Class A shares (from 11/1/99 to 10/31/09) as compared to the performance of the Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index, the Morgan Stanley Capital International (MSCI) World Index and the Lipper Global Science & Technology Funds Average. Performance for the Lipper Global Science & Technology Funds Index is not presented in the graph because it began measuring performance in 2001 and performance information is not available for the entire comparison period. In comparing the Fund's Class A shares to these indices and average, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices and average. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting seligman.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN GLOBAL TECHNOLOGY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $13,211   $10,086   $13,514     $9,167
------------------------------------------------------------------------------------------
     Average annual total return                    +32.11%    +0.28%    +6.21%     -0.87%
------------------------------------------------------------------------------------------
MSCI WORLD IT INDEX(1)
     Cumulative value of $10,000                    $12,789    $9,037   $10,713     $5,263
------------------------------------------------------------------------------------------
     Average annual total return                    +27.89%    -3.32%    +1.39%     -6.22%
------------------------------------------------------------------------------------------
MSCI WORLD INDEX(2)
     Cumulative value of $10,000                    $11,921    $8,435   $11,704    $10,728
------------------------------------------------------------------------------------------
     Average annual total return                    +19.21%    -5.51%    +3.20%     +0.71%
------------------------------------------------------------------------------------------
LIPPER GLOBAL SCIENCE & TECHNOLOGY FUNDS INDEX(3)
     Cumulative value of $10,000                    $14,176    $9,931   $12,014        N/A
------------------------------------------------------------------------------------------
     Average annual total return                    +41.76%    -0.23%    +3.74%        N/A
------------------------------------------------------------------------------------------
LIPPER GLOBAL SCIENCE & TECHNOLOGY FUNDS AVERAGE(4)
     Cumulative value of $10,000                    $13,704    $9,522   $11,610     $6,870
------------------------------------------------------------------------------------------
     Average annual total return                    +37.04%    -1.62%    +3.03%     -2.68%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
10  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN GLOBAL TECHNOLOGY FUND LINE GRAPH)

                    SELIGMAN GLOBAL
                    TECHNOLOGY FUND                                            LIPPER GLOBAL
                        CLASS A                                                 SCIENCE &
                    (INCLUDES SALES    MSCI WORLD         MSCI WORLD         TECHNOLOGY FUNDS
                         CHARGE)       IT INDEX(1)         INDEX(2)             AVERAGE(4)
                   ----------------    -----------    ------------------    -------------------
10/99                 $ 9,425           $10,000             $10,000                $10,000
1/00                   13,086            13,028              10,481                 13,881
4/00                   14,962            14,155              10,764                 15,011
7/00                   13,011            13,099              10,544                 14,498
10/00                  11,330            10,775              10,139                 13,322
1/01                   10,754             9,225               9,868                 10,675
4/01                    9,116             6,972               9,070                  7,939
7/01                    7,826             6,022               8,564                  6,896
10/01                   6,275             5,043               7,580                  5,407
1/02                    7,197             5,693               7,837                  6,254
4/02                    6,630             4,740               7,843                  5,198
7/02                    4,901             3,619               6,764                  3,785
10/02                   4,657             3,534               6,481                  3,714
1/03                    4,829             3,467               6,305                  3,713
4/03                    5,018             3,783               6,732                  4,109
7/03                    5,635             4,372               7,395                  5,121
10/03                   6,563             5,040               8,057                  6,021
1/04                    7,041             5,462               8,838                  6,509
4/04                    6,512             4,917               8,755                  5,772
7/04                    6,096             4,769               8,734                  5,465
10/04                   6,396             4,912               9,166                  5,844
1/05                    6,673             5,021               9,799                  6,009
4/05                    6,234             4,735               9,713                  5,573
7/05                    7,106             5,200              10,334                  6,421
10/05                   7,118             5,165              10,433                  6,457
1/06                    8,279             5,733              11,522                  7,377
4/06                    8,635             5,767              12,132                  7,516
7/06                    7,668             5,095              11,805                  6,340
10/06                   8,568             5,823              12,718                  7,206
1/07                    9,040             6,059              13,465                  7,609
4/07                    9,512             6,261              14,261                  7,900
7/07                    9,845             6,532              14,247                  8,379
10/07                  11,012             7,335              15,386                  9,688
1/08                    9,145             6,048              13,467                  7,680
4/08                    9,496             6,263              13,982                  8,030
7/08                    9,223             5,900              12,768                  7,370
10/08                   6,539             4,115               9,000                  5,033
1/09                    6,156             3,673               7,939                  4,432
4/09                    7,495             4,321               8,542                  5,494
7/09                    8,550             4,999              10,078                  6,510
10/09                   9,167             5,263              10,728                  6,870




(1) The Morgan Stanley Capital International World Information Technology Index (the "MSCI World IT Index") is an unmanaged benchmark that assumes reinvestment of all distributions, if any and excludes the effect of expenses, fees, sales charges and taxes. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
(2) The Morgan Stanley Capital International World Index (the "MSCI World Index"), is an unmanaged benchmark that assumes reinvestment of all distributions, if any and excludes the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
(3) The Lipper Global Science & Technology Funds Index (the "Lipper Index") includes the 10 largest global science and technology funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(4) The Lipper Global Science & Technology Funds Average (the "Lipper Average") measures the performance of mutual funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology. The Lipper Global Science & Technology Funds Average assumes reinvestment of all distributions, if any and excludes the effect of sales-related fees (but includes operating expenses), sales charges and taxes.*
    * On Nov. 1, 2009, the Lipper Index replaced the Lipper Average as the Fund's secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average, as described above. This change was made to bring the selection of the Seligman Fund secondary benchmarks in line with the practice of the

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE (continued) -----------------------------------

        RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on the Lipper Average will be included for a one-year transition period.


--------------------------------------------------------------------------------
12  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2009(a)  OCT. 31, 2009  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,223.10        $ 9.64         1.73%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.39        $ 8.74         1.73%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,217.90        $13.62         2.45%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,012.78        $12.36         2.45%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,217.90        $13.90         2.50%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,012.53        $12.61         2.50%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,061.70        $ 2.66         1.07%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.70        $ 5.42         1.07%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,220.90        $11.25         2.02%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.94        $10.20         2.02%
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,060.70        $ 4.17         1.68%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.65        $ 8.49         1.68%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,061.00        $ 3.43         1.38%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.15        $ 6.98         1.38%
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,061.70        $ 2.93         1.18%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.15        $ 5.97         1.18%
-------------------------------------------------------------------------------------------


(a) The beginning account values for Classes I, R3, R4 and R5 are as of the close of business on Aug. 3, 2009 (when shares of these classes became publicly available) for actual expense calculations, and as of May 1, 2009 for hypothetical expense calculations.
(b) Expenses for Classes A, B, C and R2 are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by

--------------------------------------------------------------------------------
14  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

    183/365 (to reflect the one-half year period). Actual expenses for Classes I, R3, R4 and R5 are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 88/365 (to reflect the period from Aug. 3, 2009 to Oct. 31, 2009). Hypothetical expenses for Classes I, R3, R4 and R5 are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Oct. 31, 2009: +22.31% for Class A, +21.79% for Class B, +21.79% for Class C and +22.09% for Class R2.
(d) Based on the actual return for the period from Aug. 3, 2009 (when shares became publicly available) to Oct. 31, 2009: +6.17% for Class I, +6.07% for Class R3, +6.10% for Class R4 and +6.17% for Class R5.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.6%)
ISSUER                                                 SHARES                VALUE(a)
COMMUNICATIONS EQUIPMENT (6.0%)
Cisco Systems                                           619,349(b)        $14,152,125
QUALCOMM                                                307,871            12,748,938
                                                                      ---------------
Total                                                                      26,901,063
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (17.9%)
Acer                                                    902,060(c)          2,126,345
Apple                                                    94,255(b)         17,767,068
Electronics for Imaging                                 286,103(b,e)        3,335,961
EMC                                                     758,752(b)         12,496,645
Hewlett-Packard                                         331,845            15,749,364
IBM                                                      55,793             6,729,194
NetApp                                                  716,293(b)         19,375,725
Netezza                                                 237,004(b,e)        2,189,917
                                                                      ---------------
Total                                                                      79,770,219
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
BM&FBOVESPA                                             526,800(c)          3,396,297
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
BT Group                                                930,437(c)          1,993,686
Koninklijke (Royal) KPN                                 191,332(c)          3,470,166
Telecom Italia                                        1,392,308(c)          2,211,642
                                                                      ---------------
Total                                                                       7,675,494
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (6.9%)
Hon Hai Precision Industry                            1,890,000(c)          7,403,035
Ibiden                                                   59,700(c)          2,137,529
Murata Mfg                                               64,200(c)          3,132,596
Nidec                                                    48,600(c)          4,103,659
Taiyo Yuden                                             298,000(c)          3,353,082
TDK                                                      47,000(c)          2,702,455
Tivit Terceirizacao de Tecnologia e Servicos            784,703(b,c)        6,012,862
Tripod Technology                                       757,000(c)          1,894,274
                                                                      ---------------
Total                                                                      30,739,492
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (6.7%)
eBay                                                     74,500(b)          1,659,115
Open Text                                               473,169(b,c)       17,526,180
SINA                                                     59,700(b,c)        2,232,183
TelecityGroup                                           377,657(b,c)        2,072,553
VeriSign                                                274,308(b,e)        6,256,965
                                                                      ---------------
Total                                                                      29,746,996
-------------------------------------------------------------------------------------

IT SERVICES (7.6%)
Amdocs                                                  844,938(b,c)       21,292,438
Fidelity Natl Information Services                      190,148             4,137,620
Mphasis                                                 178,100(c)          2,537,006
Rolta India                                           1,182,600(c)          4,297,770
Xchanging                                               519,618(c)          1,897,751
                                                                      ---------------
Total                                                                      34,162,585
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.0%)
Konica Minolta Holdings                                 247,000(c)          2,320,379
Xerox                                                   300,100             2,256,752
                                                                      ---------------
Total                                                                       4,577,131
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.1%)
Abbott Laboratories                                      94,533             4,780,534
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Advanced Semiconductor
 Engineering ADR                                        307,033(c,e)        1,188,218
Applied Materials                                       173,600             2,117,920
Avago Technologies                                      157,899(b,c)        2,368,485
Marvell Technology Group                                117,217(b,c)        1,608,217
Natl Semiconductor                                      226,700             2,933,498
Novellus Systems                                        159,800(b)          3,288,684
                                                                      ---------------
Total                                                                      13,505,022
-------------------------------------------------------------------------------------

SOFTWARE (41.4%)
Adobe Systems                                           203,627(b)          6,707,473
AsiaInfo Holdings                                       168,082(b,c,e)      3,707,889
Aspen Technology                                        541,708(b,e)        5,660,849


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SOFTWARE (CONT.)
BMC Software                                            309,056(b)        $11,484,521
Check Point Software Technologies                       747,705(b,c,e)     23,231,195
JDA Software Group                                      145,700(b)          2,890,688
Longtop Financial Technologies ADR                      129,496(b,c,e)      3,431,644
MacDonald, Dettwiler &
 Associates                                               2,000(b,c)           68,150
Magma Design Automation                                 159,812(b,e)          343,596
McAfee                                                   53,667(b)          2,247,574
Mentor Graphics                                         719,891(b)          5,255,204
Micro Focus Intl                                      2,241,205(c)         12,390,159
Microsoft                                               568,916            15,776,041
Misys                                                   236,755(b,c)          801,397
NCSoft                                                   16,650(c)          1,781,471
NICE Systems ADR                                         42,884(b,c,e)      1,328,117
Nuance Communications                                   630,699(b)          8,268,464
Oracle                                                  660,672            13,940,179
Parametric Technology                                 1,009,336(b)         15,049,200
SonicWALL                                               428,334(b)          3,400,972
Symantec                                              1,209,662(b,e)       21,265,858
Synopsys                                                999,072(b)         21,979,584
Totvs                                                    45,700(c)          2,491,760
Websense                                                131,019(b,e)        2,104,165
                                                                      ---------------
Total                                                                     185,606,150
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Vodacom Group                                           291,100(b,c)        2,020,167
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $386,649,170)                                                     $422,881,150
-------------------------------------------------------------------------------------



MONEY MARKET FUND (6.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%              27,407,551(d)        $27,407,551
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $27,407,551)                                                       $27,407,551
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (8.9%)
                                                       SHARES                VALUE(a)

CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     39,556,815           $39,556,815
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $39,556,815)                                                       $39,556,815
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $453,613,536)(f)                                                  $489,845,516
=====================================================================================





SUMMARY OF INVESTMENTS IN SECURITIES BY COUNTRY

The following table represents the portfolio investments of the Fund by county as a percentage of net assets at Oct. 31, 2009.

                                                    PERCENTAGE OF
COUNTRY                                               NET ASSETS
-----------------------------------------------------------------
Bermuda                                                   0.4%
Brazil                                                    2.7
Canada                                                    3.9
China                                                     2.1
Guernsey                                                  4.8
India                                                     1.5
Israel                                                    5.4
Italy                                                     0.5
Japan                                                     4.0


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

                                                    PERCENTAGE OF
COUNTRY                                               NET ASSETS
-----------------------------------------------------------------
Netherlands                                               0.8%
Singapore                                                 0.5
South Africa                                              0.5
South Korea                                               0.4
Taiwan                                                    2.8
United Kingdom                                            4.3
-----------------------------------------------------------------
Total Foreign Securities                                 34.6%
United States                                            75.0%
-----------------------------------------------------------------



INVESTMENTS IN DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009



                            CURRENCY TO    CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE              BE DELIVERED    BE RECEIVED   APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------
Nov. 2, 2009                  2,437,101    221,919,264      $28,395              $--
                            U.S. Dollar   Japanese Yen
------------------------------------------------------------------------------------
Nov. 5, 2009                    262,948     23,943,920        3,066               --
                            U.S. Dollar   Japanese Yen
------------------------------------------------------------------------------------
Total                                                       $31,461              $--
------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Oct. 31, 2009, the value of foreign securities, excluding short-term securities, represented 34.6% of net assets.

(d) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(e) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(f) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $457,297,303 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $42,461,916
     Unrealized depreciation                          (9,913,703)
     -----------------------------------------------------------
     Net unrealized appreciation                     $32,548,213
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
18  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                               FAIR VALUE AT OCT. 31, 2009
                             ---------------------------------------------------------------
                                  LEVEL 1          LEVEL 2
                               QUOTED PRICES        OTHER          LEVEL 3
                                 IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)             $346,333,108      $76,548,042(b)      $--        $422,881,150
--------------------------------------------------------------------------------------------
Total Equity Securities         346,333,108       76,548,042          --         422,881,150
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                      27,407,551               --          --          27,407,551
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         39,556,815               --          --          39,556,815
--------------------------------------------------------------------------------------------
Total Other                      66,964,366               --          --          66,964,366
--------------------------------------------------------------------------------------------
Investments in Securities       413,297,474       76,548,042          --         489,845,516
Other Financial
  Instruments(d)                         --           31,461          --              31,461
--------------------------------------------------------------------------------------------
Total                          $413,297,474      $76,579,503         $--        $489,876,977
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.
(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.


--------------------------------------------------------------------------------
20  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------





HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $386,649,170)             $ 422,881,150
  Affiliated money market fund (identified cost $27,407,551)          27,407,551
  Investments of cash collateral received for securities on loan
    (identified cost $39,556,815)                                     39,556,815
--------------------------------------------------------------------------------
Total investments in securities (identified cost $453,613,536)       489,845,516
Foreign currency holdings (identified cost $ -- )                              8
Capital shares receivable                                              1,626,776
Dividends and accrued interest receivable                                136,639
Receivable for investment securities sold                              7,939,995
Unrealized appreciation on forward foreign currency contracts             31,461
Other receivable                                                         207,970
--------------------------------------------------------------------------------
Total assets                                                         499,788,365
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                 1,690,057
Payable for investment securities purchased                           11,345,720
Payable upon return of securities loaned                              39,556,815
Accrued investment management services fees                               11,878
Accrued distribution fees                                                  4,921
Accrued transfer agency fees                                             196,643
Accrued administrative services fees                                       1,000
Accrued plan administration services fees                                     38
Other accrued expenses                                                   118,471
--------------------------------------------------------------------------------
Total liabilities                                                     52,925,543
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 446,862,822
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $      27,968
Additional paid-in capital                                           708,828,633
Excess of distributions over net investment income                        (8,856)
Accumulated net realized gain (loss)                                (298,254,911)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          36,269,988
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 446,862,822
--------------------------------------------------------------------------------
*Including securities on loan, at value                            $  37,812,820
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
22  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $325,789,863           19,750,519                      $16.50(1)
Class B                     $ 21,966,464            1,541,875                      $14.25
Class C                     $ 69,848,512            4,900,053                      $14.25
Class I                     $ 23,827,145            1,442,107                      $16.52
Class R2                    $  5,131,007              315,762                      $16.25
Class R3                    $      5,301                  326                      $16.26
Class R4                    $    289,226               17,518                      $16.51
Class R5                    $      5,304                  321                      $16.52
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $17.51. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  23

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  1,204,902
Interest                                                                  7,261
Income distributions from affiliated money market fund                   18,135
Income from securities lending -- net                                    11,197
  Less foreign taxes withheld                                           (69,432)
-------------------------------------------------------------------------------
Total income                                                          1,172,063
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   2,551,543
Distribution fees
  Class A                                                               469,642
  Class B                                                                85,618
  Class C                                                               559,118
  Class R2                                                               15,300
  Class R3                                                                    3
Transfer agency fees
  Class A                                                               950,950
  Class B                                                                40,802
  Class C                                                               292,480
  Class R2                                                               11,414
  Class R3                                                                    1
  Class R4                                                                    9
  Class R5                                                                    1
Administrative services fees                                            102,757
Plan administration services fees
  Class R2                                                                4,129
  Class R3                                                                    3
  Class R4                                                                   90
Compensation of board members                                             7,913
Custodian fees                                                          107,489
Printing and postage                                                    121,768
Registration fees                                                        67,352
Professional fees                                                        72,798
Other                                                                    32,677
-------------------------------------------------------------------------------
Total expenses                                                        5,493,857
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (23,745)
-------------------------------------------------------------------------------
Total net expenses                                                    5,470,112
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      (4,298,049)
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
24  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(30,204,248)
  Foreign currency transactions                                        (140,454)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (30,344,702)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                117,654,972
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                87,310,270
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 83,012,221
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                        2009           2008
OPERATIONS
Investment income (loss) -- net                                    $ (4,298,049) $  (5,118,617)
Net realized gain (loss) on investments                             (30,344,702)   (13,318,917)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                117,654,972   (151,841,675)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      83,012,221   (170,279,209)
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     44,233,966     32,204,277
  Class B shares                                                      1,496,025      1,175,176
  Class C shares                                                      5,958,268      5,344,351
  Class D shares*                                                           N/A      2,348,309
  Class I shares                                                        912,309            N/A
  Class R2 shares                                                     3,133,912      2,974,867
  Class R3 shares                                                         5,000            N/A
  Class R4 shares                                                        60,941            N/A
  Class R5 shares                                                         5,000            N/A
Fund merger (Note 12)
  Class A shares                                                     94,974,533            N/A
  Class B shares                                                     14,426,779            N/A
  Class C shares                                                      2,988,976            N/A
  Class I shares                                                     22,590,301            N/A
  Class R4 shares                                                       229,260            N/A
Conversions from Class B to Class A
  Class A shares                                                      1,418,913     11,907,813
  Class B shares                                                     (1,418,913)   (11,907,813)
Conversions from Class D to Class C
  Class C shares                                                            N/A     65,304,051
  Class D shares*                                                           N/A    (65,304,051)
Payments for redemptions
  Class A shares                                                    (43,548,565)   (62,943,065)
  Class B shares                                                     (1,986,906)    (3,450,641)
  Class C shares                                                    (11,523,133)   (10,913,075)
  Class D shares*                                                           N/A     (7,610,205)
  Class I shares                                                       (167,922)           N/A
  Class R2 shares                                                    (1,196,452)    (1,132,211)
  Class R4 shares                                                        (6,447)           N/A
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   132,585,845    (42,002,217)
----------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 11)                         3,325,940            N/A
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             218,924,006   (212,281,426)
Net assets at beginning of year                                     227,938,816    440,220,242
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $446,862,822  $ 227,938,816
----------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $     (8,856) $      (3,147)
----------------------------------------------------------------------------------------------


*   Effective May 16, 2008, Class D shares converted to Class C shares.

Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $11.77       $19.82      $15.42      $12.81      $11.51
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.20)        (.21)       (.21)       (.19)       (.10)
Net gains (losses) (both realized and
 unrealized)(a)                                      4.74        (7.84)       4.61        2.80        1.40
----------------------------------------------------------------------------------------------------------
Total from investment operations                     4.54        (8.05)       4.40        2.61        1.30
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(b)                .19           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.50       $11.77      $19.82      $15.42      $12.81
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       40.19%      (40.62%)     28.53%      20.37%      11.29%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense waiver/
 reimbursement                                      1.92%        1.76%       1.75%       1.77%       1.83%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d)                                   1.91%        1.76%       1.75%       1.77%       1.83%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.46%)      (1.23%)     (1.21%)     (1.30%)      (.81%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $326         $165        $305        $247        $237
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              150%         171%        208%        195%        151%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $10.24       $17.38      $13.62      $11.40      $10.33
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.26)        (.29)       (.30)       (.26)       (.17)
Net gains (losses) (both realized and
 unrealized)(a)                                      4.11        (6.85)       4.06        2.48        1.24
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.85        (7.14)       3.76        2.22        1.07
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(b)                .16           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $14.25       $10.24      $17.38      $13.62      $11.40
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       39.16%      (41.08%)     27.61%      19.47%      10.36%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.64%        2.51%       2.50%       2.52%       2.58%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d)                                   2.63%        2.51%       2.50%       2.52%       2.58%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (2.21%)      (1.98%)     (1.96%)     (2.05%)     (1.56%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $22           $7         $29         $33         $40
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              150%         171%        208%        195%        151%
----------------------------------------------------------------------------------------------------------




                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $10.25       $17.39      $13.63      $11.40      $10.33
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.26)        (.28)       (.30)       (.26)       (.17)
Net gains (losses) (both realized and
 unrealized)(a)                                      4.10        (6.86)       4.06        2.49        1.24
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.84        (7.14)       3.76        2.23        1.07
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(b)                .16           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $14.25       $10.25      $17.39      $13.63      $11.40
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       39.02%      (41.06%)     27.59%      19.56%      10.36%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.70%        2.51%       2.50%       2.52%       2.58%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d)                                   2.69%        2.51%       2.50%       2.52%       2.58%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (2.24%)      (1.98%)     (1.96%)     (2.05%)     (1.56%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $70          $54         $28         $20         $18
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              150%         171%        208%        195%        151%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
28  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   PERIOD ENDED
CLASS I                                              OCT. 31,
PER SHARE DATA                                        2009(e)
Net asset value, beginning of period                  $15.56
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.03)
Net gains (losses) (both realized and
 unrealized)                                             .99
---------------------------------------------------------------
Total from investment operations                         .96
---------------------------------------------------------------
Net asset value, end of period                        $16.52
---------------------------------------------------------------
TOTAL RETURN                                           6.17%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                         1.07%(f)
---------------------------------------------------------------
Net investment income (loss)                           (.76%)(f)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $24
---------------------------------------------------------------
Portfolio turnover rate                                 150%
---------------------------------------------------------------




                                                                     YEAR ENDED OCT. 31,
CLASS R2*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $11.62       $19.62      $15.30      $12.74      $11.49
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.23)        (.24)       (.25)       (.22)       (.13)
Net gains (losses) (both realized and
 unrealized)(a)                                      4.68        (7.76)       4.57        2.78        1.38
----------------------------------------------------------------------------------------------------------
Total from investment operations                     4.45        (8.00)       4.32        2.56        1.25
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(b)                .18           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.25       $11.62      $19.62      $15.30      $12.74
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       39.85%      (40.77%)     28.23%      20.09%      10.88%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                      2.17%        2.01%       2.00%       2.02%       2.08%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.70%)      (1.48%)     (1.46%)     (1.55%)     (1.06%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5           $2          $1         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              150%         171%        208%        195%        151%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   PERIOD ENDED
CLASS R3                                             OCT. 31,
PER SHARE DATA                                        2009(e)
Net asset value, beginning of period                  $15.33
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.04)
Net gains (losses) (both realized and
 unrealized)                                             .97
---------------------------------------------------------------
Total from investment operations                         .93
---------------------------------------------------------------
Net asset value, end of period                        $16.26
---------------------------------------------------------------
TOTAL RETURN                                           6.07%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                         1.68%(f)
---------------------------------------------------------------
Net investment income (loss)                          (1.06%)(f)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                 150%
---------------------------------------------------------------




                                                   PERIOD ENDED
CLASS R4                                             OCT. 31,
PER SHARE DATA                                        2009(e)
Net asset value, beginning of period                  $15.56
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.04)
Net gains (losses) (both realized and
 unrealized)                                             .99
---------------------------------------------------------------
Total from investment operations                         .95
---------------------------------------------------------------
Net asset value, end of period                        $16.51
---------------------------------------------------------------
TOTAL RETURN                                           6.10%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                         1.38%(f)
---------------------------------------------------------------
Net investment income (loss)                          (1.07%)(f)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                 150%
---------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   PERIOD ENDED
CLASS R5                                             OCT. 31,
PER SHARE DATA                                        2009(e)
Net asset value, beginning of period                  $15.56
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.02)
Net gains (losses) (both realized and
 unrealized)                                             .98
---------------------------------------------------------------
Total from investment operations                         .96
---------------------------------------------------------------
Net asset value, end of period                        $16.52
---------------------------------------------------------------
TOTAL RETURN                                           6.17%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                         1.18%(f)
---------------------------------------------------------------
Net investment income (loss)                           (.56%)(f)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                 150%
---------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS
*   Effective June 13, 2009, Class R shares were redesignated Class R2 shares.
(a) Certain per share amounts for periods prior to Nov. 1, 2006 were reclassified to conform to the current period's presentation.
(b) During the year ended Oct. 31, 2009, the Fund received proceeds from regulatory settlement (see Note 11 to the Financial Statements). Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(e) For the period from August 3, 2009 (when shares became publicly available) to October 31, 2009.
(f) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Global Technology Fund (the Fund) is a series of Seligman Global Fund Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company and has 400 million authorized shares of capital stock. The Fund generally invests in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Effective June 13, 2009, Class R shares were redesignated as Class R2 shares and are offered without a front-end sales charge or CDSC to qualifying institutional investors. Prior to June 13, 2009, Class R shares (redesignated to Class R2 shares) charged a 1% CDSC on shares sold within one year of initial purchase.

- Effective Aug. 3, 2009, Class I, Class R3, Class R4 and Class R5 shares are offered without a front end sales charge or CDSC to qualifying institutional investors.

Effective May 16, 2008, Class D shares converted to Class C shares and as of that date the Fund no longer offers Class D shares.

At Oct. 31, 2009, RiverSource Investment, LLC (RiverSource Investments) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on

--------------------------------------------------------------------------------
32  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted primarily of Taiwan dollars.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future

--------------------------------------------------------------------------------
34  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On Sept. 9, 2009, an additional dividend was paid by RiverSource Global Technology Fund before the merger (see
Note 12) to ensure that current shareholders of Seligman Global Technology Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

OPTION TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


--------------------------------------------------------------------------------
36  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts. At Oct. 31, 2009, the Fund had no written or purchased options outstanding.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENT
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Foreign exchange     Unrealized                       Unrealized
  contracts          appreciation on                  depreciation on
                     forward foreign                  forward foreign
                     currency contracts     $31,461   currency contracts       N/A
-------------------------------------------------------------------------------------------
Total                                       $31,461                            N/A
-------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2009


 AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN
                             INCOME
----------------------------------------------------------------
RISK EXPOSURE                                   FORWARD FOREIGN
CATEGORY                                      CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                         $(123,723)
----------------------------------------------------------------------
Total                                              $(123,723)
----------------------------------------------------------------------




     CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON
                DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------
RISK EXPOSURE                                   FORWARD FOREIGN
CATEGORY                                      CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                          $31,461
----------------------------------------------------------------------
Total                                               $31,461
----------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $2.7 million at Oct. 31, 2009. The monthly average gross notional amount for such contracts was $600,000 for the year ended Oct. 31, 2009. The fair value of these contracts on Oct. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
On Nov. 7, 2008, RiverSource Investments announced the closing of its acquisition (the Acquisition) of J&W. Seligman & Co. Incorporated (JWS). With the Acquisition completed and the shareholders of the Funds having previously approved (at a Special meeting held in November 2008) a new Investment Management Services Agreement between RiverSource Investments and the Fund, RiverSource Investments became the new Investment Manager of the Fund effective Nov. 7, 2008.

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. Effective June 15, 2009, the management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.95% to 0.87% as the Fund's net assets increase. Prior to June 15, 2009, the Investment Manager received an annual fee equal to a percentage of the Fund's average daily net assets that declined from 1.00% to 0.90% as the Fund's net assets increased. The management fee for the year ended Oct. 31, 2009 was 0.98% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on June 15, 2009 is related to the elimination of the administrative portion of the management fee that is now

--------------------------------------------------------------------------------
38  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information. For the year ended Oct. 31, 2009, RiverSource Investments and JWS received $2,513,861 and $37,682 in management fees, respectively.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective June 15, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.04% of the Fund's average daily net assets. Prior to June 15, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on June 15, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent. Prior to Nov. 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Fund.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period from Nov. 7, 2008 through Oct. 31, 2009, other expenses paid to this company were $1,829.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. Effective June 15, 2009, the Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees were $395,699 for the period from June 15, 2009 through Oct. 31, 2009, which are included in the transfer agency fees in the Statement of Operations.

Prior to June 15, 2009, Seligman Data Corp. (SDC), owned by six associated investment companies provided shareholder servicing and transfer agency services to the Fund, as well as certain other Seligman funds. In January 2009, the Board approved the Fund's termination of the shareholder servicing and transfer agency relationship with SDC and the engagement of RiverSource Service Corporation to provide shareholder servicing and transfer agency services. As a result of the Board's termination of the shareholder servicing and transfer agency relationship with SDC (which was SDC's sole business), SDC has exited the transfer agent business, effective June 15, 2009.

For the period from Nov. 1, 2008 to June 15, 2009 SDC, charged the Fund $558,842 for shareholder account and transfer agent services in accordance with a methodology approved by the Fund's Board. Costs of SDC directly attributable to the classes of the Fund were charged to those classes in proportion to their relative net asset values. The remaining charges were allocated to all classes by SDC pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

In connection with the termination of the Fund's relationship with SDC, the Fund incurred certain non-recurring charges including charges relating to the remaining periods of SDC's leases (the Non-Recurring Charges). These Non-Recurring Charges were incurred over a period from Jan. 28, 2009 to June 12, 2009, and amounted to $340,651 or 0.13% of the Fund's average daily net assets for the year ended Oct. 31, 2009. These Non-Recurring Charges are included in transfer agency fees in the Statement of Operations. The Non-Recurring charges are included in the Fund's total expenses and are, therefore, subject to any expense waivers/reimbursements described below.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by SDC, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Oct. 31, 2009, the Fund's total potential future obligation under the Guaranty over the life of the Guaranty is $377,083. The liability remaining at Oct. 31, 2009 for Non-Recurring Charges amounted to

--------------------------------------------------------------------------------
40  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


$193,204 and is included within accrued transfer agency fees in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement, effective June 15, 2009, the Fund pays the Transfer Agent an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

For Class B and Class C shares, of the 1.00% fee, up to 0.75% was reimbursed for distribution expenses. For Class R shares (redesignated Class R2 shares on June 13, 2009), of the 0.50% fee, up to 0.25% of the fee was reimbursed for distribution expenses. The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $105,000 and $4,673,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $209,133 for Class A, $9,145 for Class B and $3,285 for Class C shares for the year ended Oct. 31, 2009. Effective June 13, 2009, the 1% CDSC was eliminated for Class R2 shares.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds were as follows:

Class A.............................................  1.91%
Class B.............................................  2.63
Class C.............................................  2.69




--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $18,426
Class B...........................................    1,332
Class C...........................................    3,987


Effective Sept. 12, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.57%
Class B.............................................  2.34
Class C.............................................  2.33
Class I.............................................  1.12
Class R2............................................  1.92
Class R3............................................  1.67
Class R4............................................  1.42
Class R5............................................  1.17


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $482,341,288 (including $107,046,818* from RiverSource Global Technology Fund that was acquired in the fund merger as described in Note
12) and $390,087,289, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.

* This purchase amount is excluded for purposes of calculating the Fund's portfolio turnover rate.


--------------------------------------------------------------------------------
42  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the Fund for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2009       2008(a)
------------------------------------------------------------------
CLASS A
Sold                                         3,064,101   1,849,039
Converted from Class B(b)                      117,332     745,218
Fund merger                                  5,875,020         N/A
Redeemed                                    (3,347,842) (3,950,699)
------------------------------------------------------------------
Net increase (decrease)                      5,708,611  (1,356,442)
------------------------------------------------------------------

CLASS B
Sold                                           122,825      78,828
Fund merger                                  1,032,205         N/A
Converted to Class A(b)                       (131,356)   (808,986)
Redeemed                                      (173,671)   (233,482)
------------------------------------------------------------------
Net Increase (decrease)                        850,003    (963,640)
------------------------------------------------------------------

CLASS C
Sold                                           527,181     355,728
Fund merger                                    213,782         N/A
Converted from Class D(c)                          N/A   4,091,733
Redeemed                                    (1,066,010)   (811,713)
------------------------------------------------------------------
Net Increase (decrease)                       (325,047)  3,635,748
------------------------------------------------------------------

CLASS D
Sold                                               N/A     151,119
Converted to Class C(c)                            N/A  (4,099,439)
Redeemed                                           N/A    (511,070)
------------------------------------------------------------------
Net Increase (decrease)                            N/A  (4,459,390)
------------------------------------------------------------------

CLASS I(d)
Sold                                            56,097         N/A
Fund merger                                  1,395,972         N/A
Redeemed                                        (9,962)        N/A
------------------------------------------------------------------
Net Increase (decrease)                      1,442,107         N/A
------------------------------------------------------------------

CLASS R2(e)
Sold                                           228,844     182,886
Redeemed                                       (90,878)    (70,450)
------------------------------------------------------------------
Net Increase (decrease)                        137,966     112,436
------------------------------------------------------------------

CLASS R3(d)
Sold                                               326         N/A
------------------------------------------------------------------
Net Increase (decrease)                            326         N/A
------------------------------------------------------------------



--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED OCT. 31,                            2009       2008(a)
------------------------------------------------------------------
CLASS R4(d)
Sold                                             3,742         N/A
Fund merger                                     14,173         N/A
Redeemed                                          (397)        N/A
------------------------------------------------------------------
Net Increase (decrease)                         17,518         N/A
------------------------------------------------------------------

CLASS R5(d)
Sold                                               321         N/A
------------------------------------------------------------------
Net Increase (decrease)                            321         N/A
------------------------------------------------------------------


(a) Certain line items from the prior year have been renamed to conform to the current year presentation.
(b) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c) Effective May 16, 2008, Class D shares converted to Class C shares.
(d) For the period from Aug. 3, 2009 (when shares became publicly available) to Oct. 31, 2009.
(e) Effective June 13, 2009, Class R shares were redesignated as Class R2 shares.

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $37,812,820 were on loan, secured by cash collateral of $39,556,815 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the

--------------------------------------------------------------------------------
44  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $11,197 earned from securities lending for the year ended Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $140,364,234 and $112,956,683, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended Oct. 31, 2009 are as follows:

                                               YEAR ENDED OCT. 31, 2009
                                                         CALLS
                                              CONTRACTS         PREMIUMS
------------------------------------------------------------------------
Balance Oct. 31, 2008                              --          $      --
Opened                                            247            114,363
Exercised                                        (247)          (114,363)
------------------------------------------------------------------------
Balance Oct. 31, 2009                              --          $      --
------------------------------------------------------------------------


10. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing the prior credit facilities. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to the Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

For the period from June 17, 2009 through to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to the Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

Prior to June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings during the year ended Oct. 31, 2009.

11. PROCEEDS FROM REGULATORY SETTLEMENTS

During the year ended Oct. 31, 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $425,940, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.


--------------------------------------------------------------------------------
46  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino entered into a stipulation of settlement with the Office of the Attorney General of the State of New York
(NYAG) and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $2.9 million to the Fund. The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

12. FUND MERGER

At the close of business on Sept. 11, 2009, Seligman Global Technology Fund acquired the assets and assumed the identified liabilities of RiverSource Global Technology Fund. The reorganization was completed after shareholders approved the plan on June 2, 2009.

The aggregate net assets of Seligman Global Technology Fund immediately before the acquisition were $298,934,227 and the combined net assets immediately after the acquisition were $434,144,076.

The merger was accomplished by a tax-free exchange of 64,058,072 shares of RiverSource Global Technology Fund valued at $135,209,849.

In exchange for the RiverSource Global Technology Fund shares and net assets, Seligman Global Technology Fund issued the following number of shares:

                                                     SHARES
------------------------------------------------------------
Class A..........................................  5,875,020
Class B..........................................  1,032,205
Class C..........................................    213,782
Class I..........................................  1,395,972
Class R4.........................................     14,173


The components of RiverSource Global Technology Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                                  EXCESS OF
                                                                             DISTRIBUTIONS OVER
                      TOTAL        CAPITAL     UNREALIZED   ACCUMULATED NET    NET INVESTMENT
                   NET ASSETS       STOCK     APPRECIATION   REALIZED LOSS         INCOME
-----------------------------------------------------------------------------------------------
RiverSource
  Global
  Technology
  Fund..........  $135,209,849  $236,067,449   $23,477,580   $(124,333,105)        $(2,075)




--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

13. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $4,294,415 and accumulated net realized loss has been decreased by $235,096,339, resulting in net reclassification adjustment decrease to additional paid-in capital by $239,390,754.

For the periods ended Oct. 31, 2009 and 2008, there were no distributions.

At Oct. 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income.................  $          --
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(294,571,144)
Unrealized appreciation (depreciation)........  $  32,577,365


For federal income tax purposes, the Fund had a capital loss carry-over of $294,571,144 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:

    2010            2011           2015           2016           2017
$193,291,798    $17,073,210    $17,310,562    $37,526,708    $29,368,866


Seligman Global Technology Fund acquired $123,658,339 of capital loss carry-overs in connection with the RiverSource Global Technology Fund merger (Note
12). The yearly utilization of the acquired capital losses is limited by the Internal Revenue Code. For the year ended Oct. 31, 2009, $234,955,885 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


--------------------------------------------------------------------------------
48  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

14. RISKS RELATING TO CERTAIN INVESTMENTS

SECTOR RISK
The Fund invests a significant part of its total assets in securities of companies primarily engaged in the technology, media and telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

FOREIGN RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

15. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

16. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).


--------------------------------------------------------------------------------
50  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts

--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
52  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN GLOBAL TECHNOLOGY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Global Technology Fund (the Fund) (one of the portfolios constituting the Seligman Global Fund Series, Inc.) as of October 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights of the Fund for the periods presented through October 31, 2008, were audited by other auditors whose report dated December 30, 2008, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Global Technology Fund of the Seligman Global Fund Series, Inc. at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
54  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal period ended Oct. 31, 2009

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
56  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
58  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                       SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT  59

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds (for RiverSource and Threadneedle funds) or Seligman.com (for Seligman funds); or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
60  SELIGMAN GLOBAL TECHNOLOGY FUND -- 2009 ANNUAL REPORT

SELIGMAN GLOBAL TECHNOLOGY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Seligman mutual funds are part of the
                           RiverSource Family of Funds, and are distributed by
                           RiverSource Fund Distributors, Inc., Member FINRA, and
                           managed by RiverSource Investments, LLC. RiverSource and
                           Threadneedle are part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)            (C)2009 RiverSource Investments, LLC.                             SL-9903 A (12/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
         P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Seligman Global Fund Series, Inc. were as follows:

                                 2009 - $59,360

(b) Audit-Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional audit-related services rendered for Seligman Global Fund Series, Inc. were as follows:

                                  2009 - $2,063

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services rendered for Seligman Global Fund Series, Inc. were as follows:

                                  2009 - $6,996

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for Seligman Global Fund Series, Inc. were as follows:

                                    2009 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2009 - $831,545

(h) 100% of the services performed in item (g) above during 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6.  Investments.

(a)  The complete schedule of investments is included in Item 1 of this Form
     N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Seligman Global Fund Series, Inc.


By /s/ Patrick T. Bannigan
   -------------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -------------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date January 4, 2010


By /s/ Jeffrey P. Fox
   -------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date January 4, 2010